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                                                                    EXHIBIT 10.7

                            ASSET PURCHASE AGREEMENT

THIS ASSET PURCHASE AGREEMENT ("Agreement") is made as of December 27, 2004 (the "Effective Date"), by and between ESP Wireless Technology Group, Inc., whose primary address is 9126 Ogden Avenue, Brookfield, Illinois 60513 ("Buyer"), and Champion Communication Services, Inc., whose primary address is 1610 Woodstead Court, Suite 330, The Woodlands, Texas 77380 ("Seller").

                                    RECITALS

Seller holds the licenses ("Licenses") listed on Schedule A attached hereto that have been granted by the Federal Communications Commission ("FCC") to operate certain Private Mobile Radio Service ("PMRS") station(s) listed on Schedule A ("Stations"), and is the owner and operator of such Stations;

Seller desires to assign the License(s) to Buyer upon grant of all requisite FCC consents and Buyer desires to be assigned the License(s), and Seller desires to sell to Buyer, and Buyer desires to purchase from Seller, all Seller's right, title and interest in and to the assets listed on Schedule A ("Purchased Assets"); and

Seller and Buyer desire to enter into this Agreement to cause the purchase and sale of the Purchased Assets free and clear of all liens and encumbrances, and to cause the assignment of the License(s), pursuant to the terms set forth herein.

Now, therefore, in consideration of the covenants and agreements contained herein, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties (as defined below), intending to be legally bound hereby, agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

The following capitalized terms, as used in this Agreement, shall have the meanings set forth in this Article:

"Act" means the Communications Act of 1934, as amended, 47 U.S.C. Sections 151 et seq. (2004).

"Agreement" means this Asset Purchase Agreement, together with its schedules, exhibits, annexes, appendices, and other documents referred to hereunder, as the same may be amended or modified in accordance with the terms hereof.

"Assignment Application" means the FCC Form 603, or other appropriate applications or documentation, to be completed by the Parties requesting FCC consent to the assignment of the License(s) from Seller to Buyer or its designee.

"Bankruptcy" means with respect to any Party: (i) the making by the Party of a general assignment for the benefit of creditors or an admission in writing of the Party's inability to pay its debts when due; (ii) the commencement by or against the Party of any liquidation, dissolution, bankruptcy, reorganization, insolvency, or other proceeding for the relief of financially distressed debtors, or the appointment for the Party, or for a substantial part of the Party's assets, of a receiver, liquidator, custodian, or trustee, and if any of the events referred to in this item (ii) occur involuntarily, the failure of the same to be dismissed, stayed, or discharged within ninety (90) days; or (iii) the entry of an order for relief against the Party under Chapter 11 of the United States Bankruptcy Code.

"Closing" means the consummation of the transaction contemplated in this Agreement in accordance with its provisions.

"Closing Date" means the date on which the Closing occurs.

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"FCC Consent" means the action taken by the FCC granting its consent to the assignment of the Licenses contemplated by this Agreement.

"Final Order" means that forty-five (45) days shall have elapsed from the effective date of the FCC Consent without the filing of any adverse request, petition or appeal by any third party or by the FCC on its own motion with respect to the FCC Consent, or any resubmission of any Assignment Application, or, if challenged, the FCC Consent shall have been reaffirmed or upheld and the applicable period for seeking further administrative or judicial review shall have expired without the filing of any action, petition, or request for further review.

"Indemnified Buyer Group" means Buyer and its officers and directors.

"Indemnified Seller Group" means Seller and its officers and directors.

"Liens" means all liens, liabilities, claims, mortgages, obligations, restrictions, or other encumbrances of any kind or nature, whether absolute, legal, equitable, accrued, contingent or otherwise, including, without limitation, any rights of first refusal.

"Management Agreement" shall have the meaning set forth in Section 2.08.

"Party" or "Parties" means the parties to this Agreement or their successors and permitted assigns.

"Person" means an individual, corporation, association, partnership, joint venture, trust, estate, or other entity or organization, other than either Party.

"Purchase Price" means the aggregate price paid for the Purchased Assets set forth in Section 2.05.

"Purchased Assets" means the Station(s) and the assets (including the Station Contracts) listed on Schedule A.

"Rules" means the relevant rules and regulations of the FCC.

"Spectrum Lease Agreement" shall have the meaning set forth in Section 2.07.

"Station(s)" mean the facilities licensed under the call sign(s) listed on Schedule A.

"Station Contracts" mean the site leases, management contracts, and other contractual obligations listed on Schedule A.

                                   ARTICLE II

               PURCHASE AND SALE OF ASSETS; ASSIGNMENT OF LICENSES

         2.01 Recitals. The foregoing Recitals are true and correct and form a part of this Agreement.

         2.02 Interim Closing. The Parties agree that no later than December 31, 2004, they shall have executed the Spectrum Lease Agreement and the Management Agreement, and Seller shall have provided to Buyer all equipment and other information required under the Spectrum Lease Agreement and the Management Agreement (the "Interim Closing"). The date of such Interim Closing shall be referred to herein as the "Interim Closing Date."

         2.03 Purchase and Sale of Assets; Assignment of License(s). Subject to the terms and conditions hereof and pursuant to a Bill of Sale, Assignment and Assumption Agreement, a form of which is attached hereto as Schedule B, on the Closing Date Seller shall assign, transfer, sell, convey and deliver to Buyer or its designee all Seller's right, title and interest in and to the Purchased Assets, free and clear of all Liens, and shall assign and deliver to Buyer or its designee the License(s), for the Purchase Price, as set forth in Section 2.05(c) herein.

         2.04 Assumption of Liabilities. Buyer is not assuming and shall not be responsible for any liabilities or obligations of Seller, whether arising out of or in connection with the Purchased Assets or Licenses, except for the


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obligations relating to the Purchased Assets and the Licenses for the period on and after the Closing Date. Such assumed liabilities are specifically set forth on Schedule A.

         2.05 Purchase Price. Buyer shall pay one million four hundred fifty thousand dollars ($1,450,000) to Seller for the Purchased Assets, in readily available funds, as follows:

                  (a) Upon execution of this Agreement, the Spectrum Lease Agreement and the Management Agreement by the Parties, Buyer shall deposit, into a joint order escrow held by Cold Creek Consulting, Inc. (the "Escrow") pursuant to the Escrow Agreement, a form of which is attached hereto as Schedule C, ten percent (10%) of the Purchase Price (the "Down Payment").

                  (b) At the Interim Closing, Buyer shall deposit, into the Escrow, ninety percent (90%) of the Purchase Price ("Additional Deposit") (the Down Payment and the Additional Deposit are collectively referred to as the "Escrowed Funds"). At the Interim Closing, all accrued interest on the Escrowed Funds shall be paid to Buyer.

                  (c) At the Closing, except as otherwise set forth in this
Section 2.05 or in Section 6.04 below, Buyer shall pay to Seller the Purchase Price by directing that the Escrowed Funds, together with interest accrued thereon after the Interim Closing, shall be distributed to Seller. If, as of June 30, 2005, any License has not yet been assigned by Seller to Buyer (each an "Unassigned License"), the Parties mutually agree, in good faith, to enter into a separate agreement for the valuation and assignment of the Unassigned License(s) upon satisfaction of all applicable conditions and for the conveyance of any related Purchased Assets upon satisfaction of all applicable conditions.

         2.06 Allocation of Purchase Price. The Purchase Price shall be allocated for tax and adjustment purposes among the Purchased Assets based on the agreement of the Parties as specified on Schedule A of this Agreement. The Parties hereby agree that the allocation of the Purchase Price shall be controlling for tax purposes and shall be utilized in preparing Internal Revenue Service ("IRS") Form 8594. In the event of any conflict in allocations among such forms filed with the IRS or any other state taxing authority, the allocation set forth on Schedule A shall be controlling.

         2.07 Spectrum Lease Agreement. Upon execution of this Agreement, the Parties also shall execute a Short-Term De Facto Transfer Spectrum Lease Agreement ("Spectrum Lease Agreement"), a form of which is attached hereto as Schedule D. In consideration of Seller permitting Buyer to operate the Stations specified on Schedule A of the Spectrum Lease Agreement, Buyer shall be obligated under the Spectrum Lease Agreement to pay Seller twenty thousand dollars ($20,000) ("Lease Fee") for each full month from the Effective Date of this Agreement until the Closing Date or until termination of this Agreement under Article VIII herein ("Lease Fee Payment Period"). The Purchase Price to be paid at the Closing shall be reduced by any Lease Fee payments made by Seller to Buyer prior to the Closing Date. The Lease Fee shall be paid from the funds in the Escrow pursuant to the terms of the Escrow Agreement.

         2.08 Management Agreement. Upon execution of this Agreement, the Parties also shall execute a Management Agreement, a form of which is attached hereto as Schedule E. In consideration of Seller permitting Buyer to operate the Stations specified on Schedule A of the Management Agreement, Buyer shall be obligated under the Management Agreement to pay Seller ten dollars ($10.00) for each full month from the Effective Date of this Agreement until the Closing Date or until termination of this Agreement.

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

         3.01 Seller's Representations and Warranties. Except as otherwise set forth in Schedule A, Seller hereby represents and warrants to Buyer that, as of the Effective Date and as of the Closing Date: (i) Seller or its affiliate is the lawful, beneficial and exclusive owner of the Purchased Assets, and Seller will have the unrestricted right to sell or cause the sale of such Purchased Assets and to assign the Station Contracts to Buyer free and clear of all Liens;
(ii) this Agreement has been duly authorized and approved by all required corporate action of Seller; (iii) neither the execution nor the delivery of this Agreement nor the consummation of the transaction contemplated hereby will conflict with, or result in any violation or default under, any term of the articles of incorporation, organizational documents, or by-laws of Seller, or any agreement, mortgage, indenture, license, permit, lease or

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other instrument, judgment, decree, order, law or regulation by which Seller is bound; (iv) the Purchased Assets are in good working order and repair, subject to ordinary wear and tear, and are sufficient to operate the Stations as currently operated by Seller and to the best of Seller's knowledge there are no material changes in the Equipment transferred with the System as listed on the summary of Licenses and Equipment attached to Schedule A; (v) Seller is the lawful grantee of the Licenses and has the right, upon grant of FCC Consent thereto, to assign the Licenses to Buyer; (vi) the Licenses are valid and in good standing with the FCC, and Seller is in compliance in all material respects with all statutes, rules, and regulations concerning construction, loading, and spacing of the Licenses or the facilities associated therewith, and all other federal statutes, Rules, regulations, and policies of the FCC applicable to Seller, the Licenses, or the Stations (collectively, the "Laws"); (vii) the Stations are not currently short-spaced by any third party, nor, after the execution of this Agreement by both Parties, will they be short-spaced by any third parties, or will they be subject to or operating under any agreement encumbering any of the Licenses or any FCC waiver of otherwise applicable Laws;
(viii) there is no pending or, to the best of Seller's knowledge, threatened action by the FCC or any other governmental agency or third party to suspend, revoke, terminate or challenge any of the Licenses or otherwise investigate the operation of the Stations; (ix) no person or entity holds or has been granted a right of first refusal or other right or option to purchase the Purchased Assets, the Stations or any part thereof; (x) the Stations are fully constructed and operational as required by the Laws; (xi) all information provided by Seller to Buyer concerning the Stations, the Licenses, the Purchased Assets and the assumed liabilities listed on Schedule A including, but not limited to, all historical financial information, are true and complete in all material respects and there has been no material decrease in the revenue generated from the System as reflected in the October 2004 financials and subsequent transmittals from Seller to Buyer through the Interim Closing; (xii) Seller is not in default under any of the Station Contracts; (xiii) all Station Contracts and customer contracts are fully assignable by Seller to Buyer, subject to the Parties obtaining any necessary third party consents to the assignment thereof and (xiv) Seller has paid all applicable federal, state and local taxes due and/or payable with respect to the operation of the System prior to the Interim Closing .

         3.02 Buyer's Representations and Warranties. Buyer hereby represents and warrants to Seller that, as of the Effective Date and as of the Closing
Date: (i) Buyer is duly incorporated and in good standing under the laws of the state of its incorporation as well as all other states in which it transacts business; (ii) this Agreement has been duly authorized and approved by all required corporate action of Buyer; (iii) Buyer is financially and legally able to meet its obligations hereunder; and (iv) neither the execution nor the delivery of this Agreement nor the consummation of the transaction contemplated hereby will conflict with, or result in any material violation or default under, any term of the articles of incorporation or by-laws of Buyer, or any agreement, mortgage, indenture, license, permit, lease or other instrument, judgment, decree, order, law or regulation by which Buyer is bound.

                                   ARTICLE IV

                                    COVENANTS

         4.01 Seller's Covenants. Seller hereby covenants and agrees that from the Effective Date until the Closing:

                  (a) Conduct of Business. Seller shall: (i) maintain and preserve, or cause to be maintained and preserved, the Purchased Assets, and conduct, or cause to be conducted, the business of the Station(s), in a reasonable and prudent manner, in the ordinary and usual course, and consistent with industry practice; (ii) not enter into any lease or other material agreement with respect to the Purchased Assets other than the leases and agreements already entered into, without the prior written consent of Buyer;
(iii) not create, assume or incur any indebtedness with respect to the Purchased Assets without the prior written consent of Buyer; (iv) not sell transfer, dispose of, or create or suffer any Lien on any of the Purchased Assets without the prior written consent of Buyer; (v) not take or cause to be taken any other action which would have a material adverse effect on any of the Purchased Assets, including, without limitation, the value or condition thereof; (vi) satisfy, and obtain the release of, all Liens, if any, not assumed by Buyer; and
(vii) take all necessary actions to maintain the continued validity of the License(s).

                  (b) No Shop. Neither Seller, nor any of its agents, shall take any action, directly or indirectly, to solicit indications of interest in, or offers for, the sale of the Purchased Assets or assignment of the License(s), from any Person. Seller shall promptly inform Buyer of any offers or solicitations to purchase any of the Purchased Assets or be assigned any of the License(s), including the terms thereof, made by any third party.

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                  (c) Further Assurances. Seller shall execute and deliver such other instruments of transfer and take such other action as Buyer may reasonably request in order to put Buyer in possession of, and to vest in Buyer good, valid, and unencumbered title to the Purchased Assets in accordance with this Agreement and to consummate the transaction contemplated by this Agreement.

                  (d) Non-Compete. Except as otherwise set forth below with respect to the Channel Capacity Agreement with Orange Crush Recycle, LP listed on Schedule A ("Orange Crush Agreement"), for three (3) years from the Effective Date ("Non-compete Period"), Seller shall not, either directly or indirectly, as an equity owner, partner, investor, director, manager, officer, affiliate, employee, agent, consultant or otherwise, (i) engage in the ownership, operation and/or management of PMRS stations and related brokerage transactions within a one hundred (100) mile radius around the Sears Tower in downtown Chicago, Illinois, (ii) employ, solicit the employment of, or induce or seek to induce the termination of the employment of any person employed by Buyer, or (iii) interfere with or disrupt the creation or continuation of any business relationship, contractual or otherwise, between Buyer and any third party with which Buyer or Seller has had such a relationship during the six (6) months preceding the Closing Date or during the Non-compete Period (the "Restricted Activities"). The Non-compete Period for Restricted Activities with respect to the Orange Crush Agreement shall commence on the Effective Date and shall continue for one (1) year after expiration of the Orange Crush Agreement.

                           (ii) The Parties agree that the duration and
geographic scope of the non-competition provision set forth in this Section 4.01(d) are reasonable. If any court determines that the duration or the geographic scope, or both, are unreasonable and that such provision is to that extent unenforceable, the Parties agree that the provision shall remain in full force and effect for the greatest time period and in the greatest area that would not render it unenforceable.

                           (iii) The Parties agree that a breach by Seller of
any of the provisions of this Section 4.01(d) would cause irreparable damage to Buyer. Therefore, Buyer shall be entitled, without the necessity of posting a bond (which is hereby waived) to preliminary and permanent injunctions restraining Seller from breaching or continuing any breach of any provision of this Section 4.01(d), in addition to all other legal and equitable remedies to which Buyer is entitled. The existence of any claim on the part of Seller against Buyer, whether arising from this Agreement or otherwise, shall not constitute a defense to the enforcement of injunctive relief or any other remedy available to Buyer.

                           (iv) The remedies available to Buyer in this Section
4.01(d) with respect to any breach or claim of breach of this Section 4.01(d) are cumulative. Buyer may, at its sole discretion, elect to pursue any or all of such remedies. Such remedies may be enforced successively or concurrently.

         4.02 Buyer's Covenants. Buyer shall execute and deliver such other instruments of transfer and take such other action as may be reasonably necessary to consummate the transaction contemplated by this Agreement.

         4.03 Covenants of Both Parties. The Parties each covenant and agree that:

                  (a) Assignment Application. Promptly following the Effective Date, but in no event later than five (5) business days thereafter, the Parties shall prepare and jointly file with the FCC their respective portions of the Assignment Application.

                  (b) Disclosure to Parties. If either Party should become aware, prior to the Closing, that any of its representations, warranties or covenants is inaccurate or incapable of being performed, such Party shall promptly give written notice of such inaccuracy or incapability to the other Party; provided, however, that nothing contained in this Section 4.03(b) shall relieve the Party bound by such representation, warranty or covenant from complying with such representation, warranty, or covenant.

                  (c) Confidentiality. Except as otherwise required by law, by court or by governmental order, neither Party shall disclose, or allow to be disclosed, any confidential information of the other Party, except to each Party's officers, directors, and attorneys, accountants, and employees involved in this transaction, and only then on the condition that such individuals not disclose the information disclosed to them.

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                  (d) Spectrum Lease Agreement; Management Agreement. The
Parties covenant to comply with the terms and conditions of the Spectrum Lease Agreement, the Management Agreement, and with applicable Laws.

                                    ARTICLE V

                               CLOSING CONDITIONS

         5.01 Conditions to Buyer's Obligations. Buyer's obligations to perform hereunder shall be subject to the satisfaction by Seller, or waiver in writing by Buyer, of each of the following conditions precedent at or prior to the
Closing:

                  (a) Representations, Warranties and Obligations. All Seller's representations and warranties contained in this Agreement shall be true and correct in all material respects as of the Closing Date. Seller shall have performed and complied with all its covenants and obligations under this Agreement in all material respects.

                  (b) Third Party Consents. Seller shall have obtained and delivered to Buyer or its designee all necessary consents and approvals of third parties or governmental authorities to permit Buyer to acquire the Purchased Assets without the addition of any condition which would, in the opinion of Buyer, have an adverse effect on any of the Purchased Assets. Seller also shall have made all registrations, qualifications, declarations, or filings with, or notices to, any federal, state or local governmental authority or other third party required on the part of Seller in connection with the execution of this Agreement or the consummation of the transaction contemplated hereby.

                  (c) FCC Consent. The FCC shall have granted its consent to the assignment of the Licenses to Buyer or its designee without the addition of any condition that would have a material adverse effect on the Licenses, and that such grant shall have become a Final Order.

                  (d) Liens and Indebtedness. All Liens and indebtedness with respect to the Purchased Assets shall have been released to Buyer's satisfaction.

         5.02 Conditions to Seller's Obligations. Seller's obligations to perform hereunder shall be subject to the satisfaction by Buyer, or waiver in writing by Seller, of the following conditions precedent at or prior to the
Closing:

                  (a) Representations, Warranties and Obligations. All Buyer's representations and warranties contained in this Agreement shall be true and correct in all material respects as of the Closing Date. Buyer shall have performed and complied with all its covenants and obligations under this Agreement in all material respects.

                  (b) Third Party Consents. Buyer shall have obtained and delivered to Seller all necessary consents and approvals of third parties or governmental authorities to permit Buyer to acquire the Purchased Assets. Buyer also shall have made all registrations, qualifications, declarations, or filings with, or notices to, any federal, state or local governmental authority or other third party required on the part of Buyer in connection with the execution of this Agreement or the consummation of the transaction contemplated hereby.

                  (c) FCC Consent. The FCC shall have granted its consent to the assignment of the Licenses to Buyer or its designee without the addition of any condition that would have a material adverse effect on the Licenses, and that such grant shall have become a Final Order.

                                   ARTICLE VI

                     TRANSFER OF OPERATING RIGHTS; CLOSINGS

         6.01 Transfer of Operating Rights. On the Effective Date, the Parties shall execute the Spectrum Lease Agreement and the Management Agreement. The Spectrum Lease Agreement and the Management Agreement shall be effective no later than December 31, 2004.

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         6.02 Closing. The Closing hereunder shall take place at the offices of
Seller, located at 1610 Woodstead Ct. #330, The Woodlands, Texas, at 10:00 AM local time, on the tenth (10th) or the first business day after the tenth (10th) day after the later of: (i) subject to Section 2.05(c) herein, the date on which the grant of the FCC Consent becomes a Final Order (unless such condition precedent to closing is waived by the Parties); or (ii) the satisfaction of all other conditions specified in Article V hereof with respect to the Purchased Assets; or (iii) on such other date and/or at such other place as may be mutually agreed upon by the Parties in writing.

         6.03 Seller's Deliveries. At the Closing, Seller shall deliver to Buyer copies of the following documents: (i) all consents and approvals obtained; (ii) all registrations, qualifications, declarations, filings and notices made pursuant to Section 5.01 of this Agreement; and (iii) all applicable instruments of sale and assignment and such other documents or instruments required to effectuate the transaction contemplated hereby.

         6.04 Buyer's Deliveries. At the Closing, Buyer shall deliver to Seller:
(i) all applicable instruments of sale and assignment and such other documents or instruments required to effectuate the transaction contemplated hereby; and
(ii) the Purchase Price (less any reductions thereto made pursuant to Section
2.07 herein) and direction to distribute the appropriate amount of Escrowed Funds, together with interest accrued thereon after the Interim Closing, as provided in Section 2.05 herein.

         6.05 Prorations and Post-Closing Adjustments. Except as otherwise set forth in the Spectrum Lease Agreement, appropriate proration as of the close of business on the Closing Date shall be made with respect to ongoing items of cost and expense relating to the Purchased Assets. Such prorations shall be determined by Buyer with Seller's cooperation and settled in cash no later than ninety (90) days after the Closing Date.

                                   ARTICLE VII

                                 INDEMNIFICATION

         7.01 Indemnification by Seller. Seller shall defend, indemnify and hold the Indemnified Buyer Group harmless from and against all direct losses, liabilities, damages, costs or expenses (including reasonable attorney's fees, penalties and interest) payable to or for the benefit of, or asserted by, any party resulting from, arising out of, or incurred as a result of any act or omission of Seller with respect to the transaction contemplated hereby, including, without limitation: (a) the breach of any representation, warranty or covenant made by Seller herein or in accord herewith; (b) any claim arising out of the business of operating the Stations prior to the Closing, whether made before or after the Effective Date; or (c) any litigation, proceeding or governmental investigation, whether commenced before or after the Effective Date, arising out of the business of operating the Stations prior to the Closing.

         7.02 Indemnification by Buyer. Buyer shall defend, indemnify and hold the Indemnified Seller Group harmless from and against all direct losses, liabilities, damages, costs or expenses (including reasonable attorney's fees, penalties and interest) payable to or for the benefit of, or asserted by, any party resulting from, arising out of, or incurred as a result of any act or omission of Buyer with respect to the transaction contemplated hereby, including, without limitation: (a) the breach of any representation, warranty or covenant made by Buyer herein or in accord herewith; (b) any claim arising out of the business of operating the Stations after the Closing; or (c) any litigation, proceeding or governmental investigation arising out of the business of operating the Stations after the Closing.

         7.03 Notice of Claims. A Party (the "Indemnified Party") shall give prompt written notice to the other Party (the "Indemnifying Party") of any claim against the Indemnified Party which might give rise to a claim by it against the Indemnifying Party based upon the indemnity provisions contained herein, stating the nature and basis of the claim and the actual or estimated amount thereof; provided, however, that failure to give such notice shall not affect the obligation of the Indemnifying Party to provide indemnification in accord with the provisions of this Article VII unless, and only to the extent that, such Indemnifying Party is actually prejudiced thereby.

         7.04 Right to Defend. In the event that any action, suit or proceeding is brought against any member of the Indemnified Seller Group or the Indemnified Buyer Group with respect to which any Party may have liability under the indemnification provisions contained herein: (a) the Indemnifying Party shall have the right, at its sole cost and expense, to defend such action in the name of or on behalf of the Indemnified Party; (b) in connection with any such action, suit or proceeding, the Parties shall render to each other such assistance as reasonably may be

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required in order to ensure the proper and adequate defense of any such action, suit or proceeding; and (c) an Indemnified Party shall have the right to retain its own counsel, with the fees and expenses to be paid by the Indemnifying Party, if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate because of actual or potential differing interests between such Indemnified Party and any other party represented by such counsel.

         7.05 Settlement. Neither Party shall make any settlement of any claim which might give rise to liability of the other Party under the indemnification provisions contained herein without the written consent of such other Party, which consent such other Party covenants shall not be unreasonably withheld.

         7.06 WARRANTIES; LIMITATIONS ON RECOVERY.

                  (a) ALL THE EQUIPMENT RELATED TO THE PURCHASED ASSETS ARE BEING SOLD "AS IS" AND "WHERE IS." BUYER ACKNOWLEDGES AND AGREES THAT, EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, SELLER HAS NOT MADE, AND SPECIFICALLY NEGATES AND DISCLAIMS, ANY REPRESENTATIONS, WARRANTIES, COVENANTS OR AGREEMENTS OF ANY KIND OR CHARACTER REGARDING ANY ASPECT OF THE EQUIPMENT RELATED TO THE PURCHASED ASSETS. HAVING BEEN GIVEN THE OPPORTUNITY TO INSPECT THE EQUIPMENT RELATED TO THE PURCHASED ASSETS, BUYER IS RELYING SOLELY ON ITS OWN INVESTIGATION OF THE EQUIPMENT RELATED TO THE PURCHASED ASSETS AND NOT ON ANY INFORMATION PROVIDED OR TO BE PROVIDED BY SELLER. BUYER ACKNOWLEDGES THAT BUYER IS ACQUIRING THE EQUIPMENT RELATED TO THE PURCHASED ASSETS "AS IS" AND "WHERE IS" AS OF THE CLOSING DATE, WITHOUT ANY EXPRESS OR IMPLIED WARRANTIES AS TO THE FITNESS, MERCHANTABILITY, OR CONDITION OF THE EQUIPMENT RELATED TO THE PURCHASED ASSETS OR AS TO ANY OTHER MATTER.

                  (b) NOTWITHSTANDING ANYTHING IN THIS AGREEMENT TO THE CONTRARY, IN NO EVENT WILL EITHER PARTY BE LIABLE TO THE OTHER PARTY, BY INDEMNIFICATION OR OTHERWISE, FOR ANY SPECIAL, INDIRECT, CONSEQUENTIAL OR INCIDENTAL DAMAGES OF ANY KIND INCURRED BY SUCH OTHER PARTY.

                                  ARTICLE VIII

                                   TERMINATION

         8.01 Termination Not Due to Breach. This Agreement may be terminated
(a) at any time by mutual written consent of Seller and Buyer, or (b) at any time after December 31, 2004, by either Party if the Interim Closing has not occurred, unless the period within which the Interim Closing is to occur is extended by mutual written consent of the Parties. If the Agreement is terminated under Section 8.01(a) prior to December 31, 2004, or under Section 8.01(b), Seller shall direct the Escrowed Funds, together with accrued interest thereon, to be distributed to Buyer. If this Agreement is terminated at any time after the Interim Closing and such termination is not the result of a breach of this Agreement by one of the Parties, Buyer shall pay Seller the Lease Fee for each full month of the Lease Fee Payment Period, and Seller shall distribute the Escrowed Funds, together with interest accrued thereon, to Buyer, and all such payments shall be made within thirty (30) days after termination. However, if the Agreement is terminated due to a Party's breach, the provisions of Sections
8.02 and 8.03 shall apply.

         8.02 Termination Due to Breach by Buyer. In the event that Buyer fails to comply with any material term or obligation or breaches any representation or warranty contained in this Agreement in any material respect and does not cure such failure within thirty (30) days of receiving written notice from Seller thereof ("Notice of Breach"), then Seller may, at its option, by written notice to Buyer, terminate this Agreement as of the date of the Notice of Breach. If the Agreement is terminated under this Section 8.02, Buyer shall pay Seller the Lease Fee for each full month of the Lease Fee Payment Period, and Seller shall distribute the Escrowed Funds, together with interest accrued thereon, to Buyer, and all such payments shall be made within thirty (30) days after termination.

         8.03 Termination Due to Breach by Seller. In the event that Seller fails to comply with any material term or obligation or breaches any representation or warranty contained in this Agreement in any material respect and does not cure such failure within thirty (30) days of receiving a written Notice of Breach from Buyer, then Buyer may, at its option, by written notice to Seller, terminate this Agreement as of the date of the Notice of Breach. If the Agreement is terminated under this Section 8.03, Buyer shall pay Seller the Lease Fee for each full month of the Lease Fee Payment Period, and Seller shall distribute the Escrowed Funds, together with interest accrued thereon, to Buyer, and all such payments shall be made within thirty (30) days after termination.

         8.04 Other Agreements. In the event this Agreement is terminated, the Spectrum Lease Agreement and the Management Agreement shall terminate as of the date that the termination of this Agreement is effective.

                                   ARTICLE IX

                               GENERAL PROVISIONS

         9.01 Expenses. Except as otherwise expressly provided herein, each Party shall pay its own expenses (including, without limitation, the fees and expenses of its agents, representatives, counsel, and accountants) incidental to the negotiation, drafting, and performance of this Agreement, including, without limitation, the preparation of the applicable sections of the Assignment Application. Buyer shall pay all sales and transfer taxes, if any, applicable to the sale of the System to Buyer, and the Parties shall split all applicable filing fees for the Assignment Application and for the application required by the FCC for approval of the Spectrum Lease Agreement.

         9.02 Miscellaneous. This Agreement is the entire agreement between the Parties with respect to the subject matter herein and supersedes all prior agreements. This Agreement may not be assigned to any third party or amended, and no provisions herein may be waived, without the prior written consent of both Parties. This Agreement may be executed in counterpart originals, in which case the effect shall be the same as if both Parties had executed the same document. Neither Party shall be liable to the other Party for any failure to perform hereunder due to a force majeure event. Both Parties shall comply with all applicable Laws. If any provision of this Agreement is determined invalid or illegal, such provision shall be fully severable, and the remainder of the Agreement shall remain in full force and effect. Any notice or communication must be in writing and given by depositing the same in the U.S. mail, addressed to the Party to be notified at the address first listed above, postage prepaid and registered or certified with return receipt requested or mailing the same via overnight delivery, or by delivering the same in person. The Parties agree that they shall not bind each other to any contract with third parties which might create liability in either Party for damages arising out of the transactions contemplated herein. This Agreement does not constitute and shall not be construed as constituting an agency, a partnership or joint venture between the Parties, and neither Party shall have the right to obligate or bind the other Party in any manner whatsoever, and nothing herein contained shall give or is intended to give any rights of any kind to any third persons. Nothing herein authorizes, or is intended to authorize, either Party to execute any document for or on behalf of the other Party. The representations, warranties, covenants and agreements made by Seller and Buyer shall survive the Closing, and shall be fully enforceable at law or in equity against such other Party and its successors and assigns for a period of two (2) years after the Closing Date. The rights and obligations under this Agreement shall survive any merger or sale of a Party and shall be binding upon the successors and permitted assigns of each Party. Time is of the essence in this Agreement.

         9.03 Applicable Law; Remedies.

                  (a) This Agreement shall be governed by and construed in accordance with the laws of the State of Illinois without reference to conflicts of laws rules that might require application of laws of another jurisdiction. Any suit, action, or proceeding with respect to this Agreement shall be brought in the courts of Cook County in the State of Illinois, or in the U.S. District Court for the Northern District of Illinois. The Parties hereby accept the exclusive jurisdiction of those courts for the purpose of any suit, action, or proceeding brought hereunder.

                  (b) All disputes under this Agreement, which cannot be resolved amicably, shall be submitted to binding arbitration under the then existing Commercial Arbitration Rules of the American Arbitration Association. Arbitration proceedings shall be held in Chicago, Illinois, or in a location mutually agreed upon by the Parties. The Parties may agree on an arbitrator; otherwise, there will be a panel of three (3) arbitrators, one (1) named in writing by each Party within twenty (20) days after either Party serves a notice of arbitration on the other Party, and the third named in writing by the other two (2) arbitrators so appointed by the Parties, within ten (10) days after the two (2) arbitrators selected by the Parties are named. No person financially interested in this

Agreement or in either Party may serve as an arbitrator. The costs of the arbitration imposed by the arbitrators and the fees of the arbitrator or arbitrators shall be assessed against the losing party to the arbitration. The decision of the arbitrator or arbitrators will be final, conclusive, and binding on both Parties, and judgment thereon may be entered and enforced in any court of competent jurisdiction.

                  (c) Except as set forth in Section 9.03(b) herein with respect to arbitration of any disputes, each Party acknowledges and recognizes that a violation or threatened violation of the restrictions, agreements or covenants contained herein shall cause irreparable damage to the other Party, and that the other Party shall have no adequate remedy at law for such violation or threatened violation. Notwithstanding anything to the contrary contained herein, each Party agrees that the other Party shall be entitled, in addition to any other rights or remedies it might have, to obtain specific performance or injunctive relief in order to enforce this Agreement or prevent a breach or further breach of any specific provision hereof, without the necessity of proving actual damages. Such right to specific performance or injunction shall be in addition to the other Party's right to bring an action for damages or to exercise any other right or remedy available to the other Party as a result of any breach hereunder. The other Party shall be entitled to costs and expenses, including reasonable attorneys' fees, incurred in enforcing its rights under this Agreement.

         IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the Effective Date.

CHAMPION COMMUNICATION SERVICES, INC.       ESP WIRELESS TECHNOLOGY GROUP, INC.

By:                                         By:
    -------------------------------------       --------------------------------
Title:                                      Title:
       ----------------------------------          -----------------------------
Date:                                       Date:
      -----------------------------------         ------------------------------

By:
    -------------------------------------
Title:
       ----------------------------------
Date:
      -----------------------------------

                                   Schedule A


      PURCHASED ASSETS, LICENSES, AND ALLOCATION OF PURCHASE PRICE FOR 2.06

 ILLINOIS AND INDIANA
       FREQUENCY           CALL SIGN             COMMON NAME            EXP DATE
       471.3625              WIM216                Aurora               10/10/05
       471.4125             WPPW614                 Sears               02/14/05
       471.4125             WPPW614                Aurora               02/14/05
       471.4125             WPPW614              Lake Zurich            02/14/05
       471.4125             WPPW614                Mokena               02/14/05
       471.4375             WPRF650                Aurora               08/30/05
       471.4875             WPKM555              Lake Zurich            04/23/12
       471.4875             WPKM555                Mokena               04/23/12
       471.5000             WPTH688                 Sears               10/04/11
       471.5375              WIL751                 Sears               03/09/14
       471.6500             WPTH688                 Sears               10/04/11
       471.7375              WIM333                 Sears               07/10/05
       471.7625             WPQB918                Aurora               05/16/05
       471.7625             WPQB918                Hammond              05/16/05
       471.7875              WIM418                Mokena               06/11/11
       471.8125             WPPH306                 Sears               12/22/14
       471.8375              KVK228                Aurora               02/28/14
       471.8375              KVK228              Lake Zurich            02/28/14
       471.8375              KVK228                Mokena               02/28/14
       471.8625              WIM783                 Sears               05/07/11
       471.8875              WAC835                Aurora               10/04/14
       471.9125              WIM279                 Sears               05/30/05
       471.9125             WPYF834              LaPorte, IN            08/04/13
       471.9375             WPQG661                 Sears               07/10/05
       471.9375             WPQG661                Aurora               07/10/05
       472.0125             WPPW446                 Sears               02/09/05
       472.0125             WPPW446                Aurora               02/09/05
       472.0125             WPPW446              Lake Zurich            02/09/05
       472.0125             WPPW446                Mokena               02/09/05
       472.0375              WIM335                Aurora               04/18/05
       472.0375              WIM335                 Sears               04/18/05
       472.0375              WIM335              Lake Zurich            04/18/05
       472.0375              WIM335                Mokena               04/18/05
       472.0625              WIM330                Aurora               04/18/05
       472.0875             WPKK836                Mokena               03/26/12
       472.1125              WIM783                 Sears               05/07/11
       472.1625             WPKK839                Mokena               03/26/12
       472.1625             WPYF834              LaPorte, IN            08/04/13
       472.1875             WPQG662                 Sears               07/10/05
       472.1875             WPQG662                Aurora               07/10/05
       472.2375              WIM351                 Sears               04/24/05
       472.3875              WIM310                Mokena               04/14/05
       472.3875              WIM310              Lake Zurich            04/14/05
       472.4125              WIM334                 Sears               04/06/05
       472.4375              WIM309                Aurora               04/14/05

                                   Schedule A

       472.5375             WPMJ589                 Sears               08/13/13
       472.5375             WPMJ589              Lake Zurich            08/13/13
       472.5375             WPMJ589                Aurora               08/13/13
       472.5625             WPQY721                 Sears               12/05/05
       472.5625             WPQY721              Lake Zurich            12/05/05
       472.5625             WPQY721                Aurora               12/05/05
       472.5625             WPQY721                Mokena               12/05/05
       472.5625             WPQY721                Hammond              12/05/05
       472.6375              WIM331                 Sears               04/18/05
       472.6625             WPMS683                Aurora               12/02/13
       472.6875              WIM356                Aurora               04/24/05
       472.7625              WIM337                 Sears               04/18/05
       472.7625              WIM337                Mokena               04/18/05
       472.7875              WIM308              Lake Zurich            04/05/05
       472.7875              WIM308                Mokena               04/05/05
       472.8375              KUR418                 Sears               06/01/13
       472.8500             WPTH688                 Sears               10/04/11
       472.9875              WIM226                Aurora               03/01/11
       472.9875              WIM226              Lake Zurich            03/01/11
       472.9875              WIM226                Mokena               03/01/11
       472.9875              WIM226                Hammond              03/01/11
       476.9625             WPSK972                 Sears               06/06/11

          900
========================
       935.1375             WPLP777                 Sears               11/12/12
       935.2000             WNWQ630                 Sears               09/03/12
       935.2375             WPML271                Gilbert              09/01/13
       937.1500             WNWQ629                 Sears               06/21/11

        450-460
========================
       461.6750             WPBK943                Batavia              01/11/13
       463.4750             WPBK943                Batavia              01/11/13
       461.2250             WPBK943                Batavia              01/11/13
       461.8750             WPBK943                Aurora               01/11/13
       461.1500             WPCH518                Chicago              09/11/12
       461.1750             WPCH518                Chicago              09/11/12
       461.5500             WPCH518                Chicago              09/11/12
       461.9750             WPGP543                Chicago              02/17/05
       464.8000             WPGP543                Chicago              02/17/05
       463.3500             WPBS277                Chicago              02/18/13
       463.8500             WPGP543                Chicago              02/17/05
       461.0750             WPCH518                Chicago              09/11/12
       461.2250             WPCH518                Chicago              09/11/12
       461.3750             WPCH518                Chicago              09/11/12
       461.4500             WPGP543                Chicago              02/17/05
       461.6250             WPCH518                Chicago              09/11/12
       461.9000             WPGP543                Chicago              02/17/05
       463.3000             WPBS277                Chicago              02/18/13
       463.5000             WPBS277                Chicago              02/18/13
       464.3000             WPBS277                Chicago              02/18/13

       463.8250             WPIK959            Seward Township          09/22/05
       461.6750             WPCH518                Chicago              09/11/12
       461.7250             WPCH518                Chicago              09/11/12
       462.0000             WPCH518                Chicago              09/11/12

FLORIDA
       FREQUENCY           CALL SIGN             COMMON NAME            EXP DATE
       454.0250             WPOJ468             Jacksonville            04/01/09
       454.1000             WPOJ498             St. Augustine           04/01/09
       454.1250             WPOJ468             Jacksonville            04/01/09
       454.2500             WPOJ468             Jacksonville            04/01/09
       454.3000             WPOJ468             Jacksonville            04/01/09
       454.5250             KNKJ682             Jacksonville            04/01/09
       454.5250             KNKJ682           Fernandina Beach          04/01/09
       454.5250             KNKJ682             Jacksonville            04/01/09
       454.5250             KNKJ682          Jacksonville Beach         04/01/09
       454.6000             KNKM267          Jacksonville Beach         04/01/09
       454.6000             KNKM267          Jacksonville Beach         04/01/09
       454.6000             KNKM267             Jacksonville            04/01/09
       472.4625             WPTK957             Delray Beach            10/23/11
       472.7625             WPPX945             Delray Beach            03/08/05

         ASSUMED LIABILITIES

Channel Capacity Agreement
--------------------------

Orange Crush Recycle, L.P. Sears            03/31/09

         Rent per box              Lessor                      Special Notes                   Expiration
--------------------------------------------------------------------------------------------------------------------
Illinois/Indiana

Sears Tower        309.13       Chicago Towers, Inc.              Combining provided; rent     12/31/2005
                                                                  currently based upon 33
                                                                        constructed

                    25.00       Chicago Towers, Inc.                    Maintenance            12/31/2005

Lake Zurich        225.00       A-Beep, LLC                       Combining provided; rent     9/30/2004
                                                                   currently based upon 3
                                                                 constructed and operational

Aurora             280.00       CSI(not Champion)                 Combining provided; rent     under negotiation to be 3 year
                                                                   currently based upon 5      term; lease not executed
                                                                 constructed and operational

Mokena             325.00       Pinnacle Towers, Inc.              Combining provided; rent    under negotiation to be 3 year
                                                                    currently based upon 4     term; lease not executed
                                                                  constructed and operational

Laporte, In        200.00       Duneland Site Investments, LLC       No combining-1 box        7/31/2006


Monticello         110.00       WILL AM FM-University of Illinois            1 box             month to month

Rossville, IN      150.00       WLFI Television                              1 box             month to month

Gifford            100.00       Fisher Farms                                 1 box             month to month

Minooka         under neg       A-Beep, LLC                                  1 box             no current lease

Shurgard           257.00       storage                                                        month to month

Florida

St Augustine       210.00       Pinnacle Towers, Inc.                        1 box             month to month

Jacksonville       243.10       Tower Tech Co. of Jacksonville               4 boxes           month to month

Other

Utilities/telephone associated with the operation of each site

                                   SCHEDULE B

BILL OF SALE, ASSIGNMENT AND ASSUMPTION AGREEMENT

THIS BILL OF SALE, ASSIGNMENT AND ASSUMPTION AGREEMENT (this "Agreement") is made as of March 14,, 2005, by and between ESP Wireless Technology Group, Inc., whose primary address is 9126 Ogden Avenue, Brookfield, Illinois 60513 ("Buyer") and Champion Communication Services, Inc., whose primary address is 1610 Woodstead Court, Suite 330, The Woodlands, Texas 77380 ("Seller").

WHEREAS, Buyer and Seller are parties to that certain Asset Purchase Agreement, dated as of December 27, 2004, by and between Buyer and Seller (the "Asset Purchase Agreement"), which provides for the transfer and sale by Seller to Buyer on the date hereof of the Purchased Assets, the assumption by Buyer of the Systems Contracts, and the assumption by Buyer of the Licenses; and

WHEREAS, Buyer and Seller now desire to carry out the intent and purpose of the Asset Purchase Agreement by executing and delivering this instrument evidencing
(i) the vesting in Buyer of the Purchased Assets, (ii) the assumption by Buyer of the Systems Contracts, and (iii) the assumption by Buyer of the Licenses;

NOW, THEREFORE, for and in consideration of the sum of $10.00 and other good and valuable consideration (specified in the Asset Purchase Agreement), the receipt and sufficiency of which are hereby acknowledged, Buyer and Seller hereby agree as follows:

1. RECITALS. The foregoing Recitals are true and correct and form a part of this Agreement.

2. DEFINITIONS. The capitalized terms used, but not otherwise defined herein, shall have the meanings given to them in the Asset Purchase Agreement.

3. ASSIGNMENT AND ASSUMPTION. On and subject to the terms, conditions, provisions, restrictions and limitations set forth in the Asset Purchase
Agreement:

     (a) Seller hereby grants, sells, assigns, transfers, and conveys to Buyer and its successors and assigns all of Seller's right, title and interest in and to all of the Purchased Assets, including the Systems Contracts, and to the Licenses; and

     (b) Buyer hereby accepts all the rights, obligations and interest of Seller in, to and under all of the Purchased Assets, and Buyer hereby assumes and agrees to perform and discharge the Systems Contracts and to assume the Licenses.

4. REPRESENTATIONS AND WARRANTIES. Seller hereby incorporates all of the representations and warranties made by it in the Asset Purchase Agreement, and Buyer hereby incorporates all of the representations and warranties made by it in the Asset Purchase Agreement, subject, in the case of both Seller and Buyer, to the terms, conditions, provisions, restrictions and limitations set forth in the Asset Purchase Agreement.

5. THIRD-PARTY CONSENTS. The Purchased Assets include certain licenses (other than the Licenses), permits and/or contracts and/or intellectual property which may require the consent of third parties to any assignment. Anything to the contrary in this Agreement notwithstanding, this Agreement shall not constitute an agreement to assign or transfer any license, permit, contract, intellectual property or other agreement or arrangement or any claim, right or benefit arising thereunder or resulting therefrom if an assignment or transfer or an attempt to make such an assignment or transfer without the consent of a third party would constitute a breach or violation thereof or affect adversely the rights of Buyer thereunder; and any transfer or assignment to Buyer by Seller of any interest under any such permit, contract, intellectual property or other agreement or arrangement that requires the consent of a third party shall be made subject to such consent or approval being obtained. In the event any such consent or approval is not obtained on or prior to the date of this Agreement, Seller shall use commercially reasonable efforts to obtain any such approval or consent after the date hereof until such time as such consent or approval has been obtained, and Seller will cooperate with Buyer in any lawful arrangement to provide that Buyer shall receive the interest of Seller in the benefits under any such license, permit, contract, intellectual property or other agreement or arrangement, including performance by Seller as agent, provided that Buyer shall undertake to pay or satisfy the corresponding liabilities for the enjoyment of such benefit to the extent Buyer would have been responsible therefor hereunder if such consent or approval had been obtained.

6. NON-CONTRAVENTION. Nothing contained herein shall be deemed to alter or amend the terms and provisions of the Asset Purchase Agreement, and in the event of any conflict between the terms and provisions of this Agreement and the Asset Purchase Agreement, the terms and provisions of the Asset Purchase Agreement shall be deemed to govern and be controlling.

7. GOVERNING LAW. This Agreement shall be governed by and constructed in accordance with the internal laws of the State of Illinois, without regard to the conflict of law rules of such state.

8. COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of this ______ day of ________, 2005.

                                     SELLER:

                                     CHAMPION COMMUNICATION SERVICES, INC.

                                     By:
                                         ---------------------------------------
                                     Its:
                                          --------------------------------------

                                     By:
                                         ---------------------------------------
                                     Its:
                                          --------------------------------------


                                     BUYER:

                                     ESP WIRELESS TECHNOLOGY GROUP, INC.

                                     By:
                                         ---------------------------------------
                                     Its:
                                          --------------------------------------

                                   SCHEDULE C

                                ESCROW AGREEMENT

         This Escrow Agreement, is made as of December 27th, 2004, by and among ESP Wireless Technology Group, Inc., whose primary address is 9126 Ogden Avenue, Brookfield, Illinois 60513 ("Buyer"), Champion Communication Services, Inc., whose primary address is 1610 Woodstead Court, Suite 330, The Woodlands, Texas 77380 ("Seller"), and Cold Creek Consulting, Inc., whose address is 10000 Cude Cemetary Rd., Willis, Texas 77318 ("Escrow Agent").

                                    RECITALS

         WHEREAS, Buyer and Seller have executed an Asset Purchase Agreement of even date herewith pursuant to which Buyer shall pay Seller the sum of one million four hundred fifty thousand dollars ($1,450,000) ("Purchase Price") in consideration for the purchase of certain assets and the assumption of certain Federal Communications Commission ("FCC") licenses.

         WHEREAS, Buyer and Seller, in the Asset Purchase Agreement, have agreed to escrow the Purchase Price pending closing thereon. Simultaneously with the execution of this Escrow Agreement, Buyer has placed in escrow with Escrow Agent the amount of one hundred forty five thousand dollars ($145,000) ("Escrow Items"), the receipt of which is hereby acknowledged by Escrow Agent.

         NOW, THEREFORE, it is hereby agreed by and between each of the undersigned as follows:

         1. The foregoing Recitals are true and correct and form a part of this Escrow Agreement.

         2. The capitalized terms used, but not otherwise defined herein, shall have the meanings given to them in the Asset Purchase Agreement.

         3. Pursuant to the Asset Purchase Agreement, upon the satisfaction of certain conditions, Buyer shall place into escrow with Escrow Agent an additional one million three hundred five thousand dollars ($1,305,000), which upon deposit, shall be included in the Escrow Items.

         4. Except as otherwise set forth in Section 5 below: (i) the Escrow Items (including all interest that has accrued thereon) shall be held in escrow by Escrow Agent until this Escrow Agreement is terminated, and thereupon the same shall be delivered by Escrow Agent only to Buyer and Seller jointly, or to one of them upon the written instructions of the other, or to a third party upon the written instructions of both Buyer and Seller; (ii) authority of Escrow Agent to act for Buyer and Seller or either of them in this respect must be evidenced by a written instrument filed with Escrow Agent; (iii) delivery of the Escrow Items by Escrow Agent as herein provided shall be made at the office of Escrow Agent in Dallas, Texas, which shall be the place of performance of this Escrow Agreement; and (iv) Escrow Agent shall act solely as a stakeholder with respect to its duties under this Escrow Agreement.

         5. Notwithstanding the terms set forth in Section 4 above, pursuant to
Section 2.07 of the Asset Purchase Agreement, Buyer has agreed to pay Seller a monthly Lease Fee of twenty thousand dollars ($20,000) from the Escrow Items on the first day of each month during the Lease Fee Payment Period (the "Due Date"). Buyer and Seller hereby authorize Escrow Agent to pay Seller the Lease Fee on each Due Date unless Escrow Agent receives written notice from either Buyer or Seller, no later than three (3) business days prior to the Due Date, that such payment must not be made.

         6. This Escrow Agreement shall be considered as personal, and shall not be assignable by any of the undersigned in whole or in part. Any attempted assignment shall be void and of no force and effect. Escrow Agent assumes no liability except as expressed in this Escrow Agreement.


ESCROW AGREEMENT                                                          Page 1

         7. Should any controversy arise among any of the parties to this Escrow Agreement or with respect to the right to receive the Escrow Items, Escrow Agent shall have the right to institute a bill of interpleader in any court of competent jurisdiction to determine the rights of the parties and, if it elects in its discretion to do so, to tender the Escrow Items into the custody of such court. Upon deposit of the Escrow Items with a court of competent jurisdiction as provided above, Escrow Agent shall thereupon be discharged from all further duties under this Escrow Agreement. Should a bill of interpleader be instituted, or should Escrow Agent become involved in litigation in any manner whatsoever on account of this Escrow Agreement or the escrow deposit made hereunder, Buyer and Seller jointly and severally hereby bind and obligate themselves, and their successors, assigns, heirs and legal representatives, to reimburse Escrow Agent for any expenses, losses, costs or damages of any nature incurred in connection with or resulting from such bill of interpleader or other litigation, including reasonable attorneys' fees incurred.

         8. Escrow Agent is hereby given a lien on all Escrow Items for all indebtedness that may become owing to Escrow Agent hereunder, which lien may be enforced by Escrow Agent by appropriate foreclosure proceedings. In making delivery of the Escrow Items (including any accrued interest thereon), Escrow Agent may withhold any amounts owing to it hereunder.

         9. Escrow Agent is not charging a fee for its services to be rendered under this Escrow Agreement, but is providing such services solely as a courtesy to the parties.

         10. Escrow Agent shall be under no duty or obligation to give any notice, or to take or omit to take any other action with respect to the Escrow Items, except to make disbursements in accordance with the terms of this Escrow Agreement. Escrow Agent shall place any funds received under this Escrow Agreement in an account as directed by both Buyer and Seller, and shall retain such funds in such account until disbursed as provided herein. Escrow Agent shall not be obligated to invest such funds or to receive interest thereon, unless directed to do so by written instructions from Buyer and Seller. In the event such investment instructions are received by Escrow Agent, its sole duty shall be to invest such funds exactly in accordance with such instructions. In connection with carrying out such investment instructions, Escrow Agent shall not be required to exercise any discretion as to the type of investment, rate of interest to be received or risk to be incurred. As and when any amount is needed for a payment under this Escrow Agreement, the Escrow Agent shall cause a sufficient amount of any investments made pursuant hereto to be converted into cash, as directed in writing by Buyer and Seller. The Escrow Agent shall not be liable for any loss of principal or income due to the choice of investments into which any of the Escrow Items are invested or the conversion of such investments into cash as provided for herein. Notwithstanding the foregoing the parties hereby direct the Escrow Agent to invest such funds in a commercial money market account established with Bank One, NA located in Chicago Illinois and such account shall be titled in the name of Escrow Agent who shall control said account subject to the terms of this Escrow Agreement.

         11. Escrow Agent shall not be required to determine the validity or sufficiency, whether in form or substance, of any instrument, document, certificate, statement or notice contemplated by this Escrow Agreement. Escrow Agent shall not be responsible for the identity or authority of any persons executing or delivering written statements or instructions to the Escrow Agent. Escrow Agent shall not be charged with knowledge of the contents or conditions of any agreements between the parties to which Escrow Agent is not a party.

         12. Escrow Agent shall have no duties except those expressly set forth herein, and it shall not be bound by any waiver, modification, amendment, termination or rescission of this Escrow Agreement, unless received by it in writing, and, if its duties herein are affected, unless it shall have given its prior written consent thereto. This Escrow Agreement may be amended, modified or supplemented only by an instrument in writing executed by the party against which enforcement of the amendment, modification or supplement is sought.

         13. Escrow Agent shall not be under any obligation to take any legal action in connection with this Escrow Agreement, or to appear in, prosecute or defend any action or legal proceeding.


ESCROW AGREEMENT                                                          Page 2

         14. Buyer and Seller jointly agree to reimburse Escrow Agent for any reasonable third party costs and expenses incurred in carrying out its duties under this Escrow Agreement. Buyer and Seller are advised to seek independent legal counsel with respect to entering into this Escrow Agreement. Buyer and Seller are further advised that Escrow Agent has a conflict of interest with respect to this Escrow Agreement because of its representation of Seller in this transaction and because of its need to protect its own interest, and they waive such conflict.

         15. Buyer and Seller jointly and severally agree to indemnify Escrow Agent against, and to hold Escrow Agent harmless from, any and all losses, costs, damages, expenses and claims suffered or incurred by Escrow Agent as a result of, in connection with, or arising from or out of the actions or omissions to act of Escrow Agent under this Escrow Agreement, except such actions or omissions as may constitute Escrow Agent's willful misconduct or gross negligence, and except for its failure properly to account for the Escrow Items.

         16. At any time Escrow Agent may resign upon 15 days prior written notice to Buyer and Seller. Upon joint instructions from Buyer and Seller, Escrow Agent shall deliver the Escrow Items to the designated substitute Escrow Agent selected by Buyer and Seller and shall thereupon be discharged from any further duties under this Escrow Agreement. If Buyer and Seller fail to designate a substitute Escrow Agent within such 15 day period, Escrow Agent may, in its sole discretion, institute a bill of interpleader as contemplated by this Escrow Agreement.

         17. All notices, demands, requests and other communications that may be or are required to be given, made or sent by any party to any other party pursuant to this Escrow Agreement shall be in writing and shall be deemed to have been duly given or delivered by any party (a) when received by such party if delivered by hand, (b) within one day after being sent by a recognized overnight delivery service or (c) within three business days after being mailed by first-class, registered or certified mail, postage prepaid, and in each case addressed as follows:

         If to Seller:

         Champion Communication Services, Inc.
         1610 Woodstead Court, Suite 330
         The Woodlands, Texas 77380

         If to Buyer:

         ESP Wireless Technology Group, Inc.
         9126 Ogden Avenue
         Brookfield, Illinois 60513

         If to Escrow Agent:

         Douglas Hall
         Cold Creek Consulting, Inc.
         10000 Cude Cemetary Rd.
         Willis, Texas 77318

Each party may designate by notice in writing a new address to which any notice, demand, request or communication made thereafter be so given, made or sent. Escrow Agent shall be responsible for acting only upon notices actually received by it.

         18. This Escrow Agreement shall be construed under the laws of the State of Illinois, without resort to the conflict of law principles thereof. All of Escrow Agent's rights hereunder are cumulative of any other rights it may have by law or otherwise.


ESCROW AGREEMENT                                                          Page 3

         19. This Escrow Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and such counterparts together shall constitute only one original.

         20. This Escrow Agreement contains the complete agreement among the parties with respect to the Escrow Items and the escrow provided for hereby, and supersedes all prior agreements and understandings, whether oral or written, among the parties with respect to the Escrow Items and such escrow. This Escrow Agreement and the rights, interests and obligations hereunder shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and assigns.

                                          ESP WIRELESS TECHNOLOGY GROUP, INC.:


Dated:                                    By:
      ---------------------------------       ----------------------------------

                                                 Its:
                                                     ---------------------------


                                          CHAMPION COMMUNICATION SERVICES, INC.:


Dated:                                    By:
      ---------------------------------       ----------------------------------

                                                 Its:
                                                     ---------------------------


                                          By:
                                              ----------------------------------

                                                 Its:
                                                      --------------------------


                                          COLD CREEK CONSULTING, INC.:



Dated:                                    By:
      ---------------------------------       ----------------------------------

                                                 Its:
                                                     ---------------------------






ESCROW AGREEMENT                                                          Page 4

                                   SCHEDULE D

                          SHORT-TERM DE FACTO TRANSFER
                            SPECTRUM LEASE AGREEMENT

         This Short-Term De Facto Transfer Spectrum Lease Agreement ("Spectrum Lease Agreement") is made and entered into as of this 27th day of December, 2004, by and between Champion Communication Services, Inc., whose primary address is 1610 Woodstead Court, Suite 330, The Woodlands, Texas 77380 ("Licensee"), and ESP Wireless Technology Group, Inc., whose primary address is 9126 Ogden Avenue, Brookfield, Illinois 60513 ("Lessee"). Lessee and Licensee may be referred to herein individually as a "Party" and collectively as "Parties."

                                    RECITALS

         WHEREAS, Licensee is the licensee under the Federal Communications Commission ("FCC") licenses ("Licenses") for the frequencies ("Frequencies") listed on Schedule A; and

         WHEREAS, pursuant to an Asset Purchase Agreement executed as of even date herewith by the Parties, Licensee has agreed to assign the Licenses to Lessee and Lessee has agreed to assume the Licenses from Licensee upon receipt of all requisite FCC approvals ("FCC Consent"); and

         WHEREAS, Lessee wishes to lease the Frequencies from Licensee ("Lease") pending FCC Consent in accordance with the terms and conditions herein and subject to prior FCC approval; and

         WHEREAS, Licensee wishes to lease the Frequencies to Lessee pending FCC Consent in accordance with the terms and conditions herein and subject to prior FCC approval.

         NOW, THEREFORE, in consideration of the premises and covenants hereinafter set forth, and for good and valuable consideration the sufficiency of which is hereby acknowledged, the Parties agree as follows:

         1. Recitals. The foregoing Recitals are true and correct and form a part of this Spectrum Lease Agreement.

         2. Definitions. The capitalized terms used, but not otherwise defined herein, shall have the meanings given to them in the Asset Purchase Agreement.

         3. Effective Date; Term. This Spectrum Lease Agreement will take effect on the date hereof ("Effective Date") and will expire on the earlier of (i) the Closing on the Asset Purchase Agreement; (ii) one hundred eighty (180) days from the Effective Date ("Initial Term"); provided, however, that this Spectrum Lease Agreement will be renewed automatically at the end of the Initial Term for an additional one hundred eighty (180) day term ("Renewal Term") if not already terminated pursuant to Section 15 below, and provided that the Renewal Term does not extend beyond the term of any of the Licenses (hereinafter, the Initial Term and any Renewal Term, collectively, "Term"); or (iii) termination of this Spectrum Lease Agreement in accordance with Section 15 below.

         4. Lease Transfer Application; License Assignment Application.

                  (a) Lease Transfer Application: The Parties will cooperate in filing the application required by the FCC seeking consent to the de facto transfer of authority to use the Frequencies ("Lease Transfer Application") within five (5) business days of the Effective Date. Lessee and Licensee shall split the cost of all filing fees required for the Lease Transfer Application.

                  (b) License Assignment Application: The Parties will cooperate in filing the Assignment Application within five (5) business days of the Effective Date.

         5. Frequency Management. Upon FCC consent to the de facto transfer of authority from Licensee to Lessee to use the Frequencies ("FCC Lease Consent"), Lessee will have exclusive rights to use, deploy and operate the Frequencies during the Term. At its own expense, Lessee will be totally responsible for all operational, engineering, maintenance, repair and other services needed to deploy and maintain the Frequencies. Licensee, on the Effective Date, shall make available to Lessee all equipment and information needed to deploy the Frequencies.

Notwithstanding anything to the contrary herein, the Purchased Assets shall not be conveyed by Licensee to Lessee until the Closing.

         6. Assumption of Liabilities. Neither Party is assuming or will be responsible for any of the other Party's liabilities or obligations, including customer obligations, except as required by the FCC and this Spectrum Lease Agreement. Each Party will bear its own legal, accounting and brokerage expenses in connection with this Spectrum Lease Agreement.

         7. Compensation. As compensation for Lease rights, Lessee will pay Licensee the monthly Lease Fee of twenty thousand dollars ($20,000), due and payable on the first business day of each month ("Due Date") with the first Lease Fee payment due on the first business day of the first full month following the Effective Date.

         8. Revenues and Expenses. During the Term, Lessee will pay all expenses and costs of the deployment and operation of the Frequencies, including, but not limited to, any and all federal, state and local taxes related to the equipment it uses to operate the Frequencies, any sales or other taxes associated with providing service on the Frequencies, site rental, maintenance, utilities, and all other recurring and nonrecurring costs and expenses. From the Effective Date until this Spectrum Lease Agreement is terminated, Licensee shall not be responsible for any expenses or costs incurred to operate the Frequencies. Lessee will be entitled to all revenue derived from the operation of the Frequencies during the Term.

         9. Regulatory Compliance. The Parties agree and covenant to comply with all applicable laws governing the Frequencies and the Licenses, including the Act and the Rules (the "Applicable Laws"), and specifically represent and agree to the following:

                  (a) Licensee and Lessee are familiar with the Applicable Laws regarding a wireless service licensee's responsibility relating to spectrum leasing, and agree to comply with all such Applicable Laws;

                  (b) Neither Lessee nor Licensee will represent itself as the legal representative of the other before the FCC or any party, but will cooperate with each other with respect to FCC matters concerning the Licenses or the Frequencies;

                  (c) The Parties recognize that the Lease does not constitute an assignment, sale or transfer of the Licenses;

                  (d) Lessee has primary responsibility for complying and will comply at all times with the Applicable Laws (including the Rules set forth in 47 CFR Sections 1.9001 et seq.), and the Lease set forth in this Spectrum Lease Agreement may be revoked, cancelled, or terminated by Licensee or the FCC if Lessee fails to comply with any Applicable Law;

                  (e) Lessee will interact with the FCC on matters regarding the Frequencies, and cause the preparation and submission to the FCC or any other relevant authority of all reports, filings or other documents requested from Lessee by the FCC or are otherwise required of a spectrum lessee;

                  (f) Lessee will maintain on file all information relating to the Frequencies that must be maintained by Lessee under the Rules;

                  (g) Lessee will be subject to the same license use and frequency operation restrictions and Applicable Laws under the Licenses as Licensee would be, including, but not limited to restrictions and Applicable Laws pertaining to operation, interference, and safety;

                  (h) If any of the Licenses is revoked or cancelled, terminated, or otherwise ceases to be in effect, Lessee will have no continuing authority or right to use and will vacate the leased spectrum for such License(s) unless otherwise authorized by the FCC.

         10. Covenants. During the Term: (i) Licensee will not permit any liens, encumbrances, or short space agreements to attach to the Licenses or the Frequencies; (ii) Lessee shall not take or omit to take any action that would result in revocation, cancellation, or termination of any of the Licenses or in the imposition by the FCC of any condition on a License that would have a material adverse affect thereon; and (iii) neither Party will take any action contrary to those permitted, or fail to take any action which would jeopardize the rights of the other Party under this Spectrum Lease Agreement.

         11. Representations and Warranties of Licensee. Licensee hereby represents and warrants as follows: (i) this Spectrum Lease Agreement constitutes the valid and binding obligation of Licensee entered into freely and in accordance with Licensee's business judgment and is enforceable in accordance with its terms; (ii) this Spectrum Lease Agreement has been duly authorized and approved by all required corporate action of Licensee; (iii) neither the execution nor the delivery of this Spectrum Lease Agreement, nor the completion of the transaction contemplated hereby, will conflict with or result in any violation of or constitute a default under any material agreement, mortgage, indenture, license, permit, lease or other instrument, judgment, decree, order, law or regulation by which Licensee is bound; (iv) Licensee is the lawful, beneficial and exclusive licensee of the Licenses; (v) neither the Licenses nor the Frequencies are subject to any agreement or understanding whatsoever with any third party; (vi) the Licenses are valid and in good standing with the FCC: and (vii) there is no pending or, to the best of Licensee's knowledge, threatened action by the FCC or any other governmental agency or third party to suspend, revoke, terminate or challenge any of the Licenses. Each of Licensee's representations and warranties will survive the termination of the Spectrum Lease Agreement for a period of two (2) years.

         12. Representations and Warranties of Lessee. Lessee hereby represents and warrants to Licensee as follows: (i) this Spectrum Lease Agreement constitutes the valid and binding obligation of Lessee entered into freely and in accordance with Lessee's business judgment and enforceable in accordance with its terms; (ii) this Spectrum Lease Agreement has been duly authorized and approved by all required action of Lessee; (iii) neither the execution nor the delivery of this Spectrum Lease Agreement, nor the completion of the transaction contemplated hereby, will conflict with or result in any material violation of or constitute a material default under any term of the articles of incorporation or by-laws of Lessee or any agreement, mortgage, indenture, license, permit, lease or other instrument, judgment, decree, order, law or regulation by which Lessee is bound; and (iv) Lessee has the requisite financial resources to accomplish the obligations set forth in this Spectrum Lease Agreement. Each of Lessee's representations and warranties will survive the termination of the Spectrum Lease Agreement for a period of two (2) years.

         13. Confidentiality and Non-Disclosure.

         (a) Confidentiality of the Terms of this Spectrum Lease Agreement. The terms of this Spectrum Lease Agreement that are not otherwise required to be disclosed to the FCC in support of the Lease Transfer Application or Assignment Application will be kept strictly confidential by the Parties and their agents, which confidentiality will survive the termination or expiration of this Spectrum Lease Agreement for a period of two (2) years. The Parties may make disclosures as required by law and to employees, shareholders, agents, attorneys and accountants (collectively, "Agents"), provided, however, that the Parties will cause all Agents to honor the provisions of this Section 13. The Parties will submit a confidentiality request with the FCC in the event the FCC requests a copy this Spectrum Lease Agreement or any information regarding the terms thereof from either of the Parties.

         (b) Non-Disclosure of Confidential Information. It is contemplated that, during the Term, the Parties may supply and/or disclose to each other information identified as Confidential by the disclosing Party ("Information"). The Information will, during the Term and for a period of two (2) years subsequent to the termination or expiration of the Spectrum Lease Agreement, be kept confidential by the Parties, and not be used by the receiving Party in any way detrimental to the disclosing Party. The receiving Party will be responsible for any improper use of the Information by it or any of its employees, representatives or agents. Each person to whom such Information is properly disclosed must be advised of its confidential nature and must agree to abide by the terms of this Section 13(b).

                  (i) Exclusions. The Information will not include any information which becomes published or is in the public domain by other than an unauthorized disclosure by the Parties, their employees, representatives or agents.

                  (ii) Remedy for Breach. As a violation by the receiving Party of the provisions of this Section 13(b) could cause irreparable injury to disclosing Party and there may be no adequate remedy at law for such violation, the disclosing Party will have the right, in addition to any other remedies available to it at law or in equity, to enjoin the receiving Party in a court of equity from further violating the provisions.

         14. Indemnification.

                  (a) Indemnification by Licensee. Licensee shall defend, indemnify and hold Lessee, its officers and its directors (collectively, the "Indemnified Lessee Group") harmless from and against all direct losses, liabilities, damages, costs or expenses (including reasonable attorney's fees, penalties and interest) payable to or for the benefit of, or asserted by, any party resulting from, arising out of, or incurred as a result of any act or omission of Licensee with respect to the transaction contemplated hereby, including, without limitation: (a) the breach of any representation, warranty or covenant made by Licensee herein or in accord herewith; (b) any claim brought against Lessee by customers, employees or agents of Licensee, or any other person or entity arising from dealings between Licensee and such entities or persons (that are not related to Licensee's obligations under this Spectrum Lease Agreement) or otherwise relating to Licensee or Licensee's business; or
(c) any litigation, proceeding or governmental investigation commenced before the Effective Date arising out of the business of operating the Frequencies.

                  (b) Indemnification by Lessee. Lessee shall defend, indemnify and hold Licensee, its officers and its directors (collectively, the "Indemnified Licensee Group") harmless from and against all direct losses, liabilities, damages, costs or expenses (including reasonable attorney's fees, penalties and interest) payable to or for the benefit of, or asserted by, any party resulting from, arising out of, or incurred as a result of any act or omission of Lessee with respect to the transaction contemplated hereby, including, without limitation: (a) the breach of any representation, warranty or covenant made by Lessee herein or in accord herewith; (b) any claim brought against Licensee by customers, employees, or agents of Lessee, or any other person or entity, arising from dealings between Lessee and such entities or persons (that are not related to Licensee's obligations under this Spectrum Lease Agreement) or otherwise relating to the use or operation of the Frequencies by Lessee; or (c) any litigation, proceeding or governmental investigation commenced on or after the Effective Date arising out of the business of operating the Frequencies.

                  (c) Notice of Claims. A Party (the "Indemnified Party") shall give prompt written notice to the other Party (the "Indemnifying Party") of any claim against the Indemnified Party which might give rise to a claim by it against the Indemnifying Party based upon the indemnity provisions contained herein, stating the nature and basis of the claim and the actual or estimated amount thereof; provided, however, that failure to give such notice shall not affect the obligation of the Indemnifying Party to provide indemnification in accord with the provisions of this Section 14 unless, and only to the extent that, such Indemnifying Party is actually prejudiced thereby.

                  (d) Right to Defend. In the event that any action, suit or proceeding is brought against any member of the Indemnified Lessee Group or the Indemnified Licensee Group with respect to which any Party may have liability under the indemnification provisions contained herein: (a) the Indemnifying Party shall have the right, at its sole cost and expense, to defend such action in the name of or on behalf of the Indemnified Party; (b) in connection with any such action, suit or proceeding, the Parties shall render to each other such assistance as reasonably may be required in order to ensure the proper and adequate defense of any such action, suit or proceeding; and (c) an Indemnified Party shall have the right to retain its own counsel, with the fees and expenses to be paid by the Indemnifying Party, if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate because of actual or potential differing interests between such Indemnified Party and any other party represented by such counsel.

                  (e) Settlement. Neither Party shall make any settlement of any claim which might give rise to liability of the other Party under the indemnification provisions contained herein without the written consent of such other Party, which consent such other Party covenants shall not be unreasonably withheld.

         15. Termination.

                  (a) This Spectrum Lease Agreement automatically will terminate upon the earlier of: (i) release of a Final Order denying the Lease Transfer Application; (ii) termination of the Asset Purchase Agreement; (iii) the Closing; (iv) expiration of the Term; (v) release of a Final Order invalidating the Lease or otherwise requiring either Party or both Parties to terminate this Spectrum Lease Agreement; or (vi) the loss, expiration without renewal, revocation, termination or cancellation of all the Licenses.

                  (b) This Spectrum Lease Agreement may be terminated by either Party upon material breach of the other Party after a thirty (30) day period for cure by the breaching Party following written notice of the breach.

                  (c) The Parties will notify the FCC of the termination of this Spectrum Lease Agreement with respect to any of the Frequencies within ten (10) calendar days following the termination.

                  (d) If the Closing has not occurred forty-five (45) days prior to the scheduled termination of this Spectrum Lease Agreement pursuant to
Section 15(a)(iii), then the Parties will cooperate to request continued lease or comparable operating authority from the FCC, consistent with the terms and conditions of this Spectrum Lease Agreement.

                  16. Effect of Termination. Upon the termination of this Spectrum Lease Agreement, each Party will pay all its own fees and expenses related to this Spectrum Lease Agreement and the transaction contemplated herein, and the Parties will have no further liability hereunder except by reason of any breach of this Spectrum Lease Agreement or of any representation, warranty or covenant contained herein occurring prior to the date of termination. Immediately upon termination of this Spectrum Lease Agreement, except termination under Section 15 (a)(ii) above, Lessee promptly will terminate all use of the Frequencies. Any termination of this Spectrum Lease Agreement, however effected, will not release either Party from any liability or other consequences arising from any breach or violation by that Party of the terms of this Spectrum Lease Agreement prior to the effective time of the termination.

                  17. Miscellaneous. This Spectrum Lease Agreement is the entire agreement between the Parties with respect to the subject matter herein and supersedes all prior agreements. This Spectrum Lease Agreement may not be assigned to any third party or amended, and no provisions herein may be waived, without the prior written consent of both Parties. This Spectrum Lease Agreement may be executed in counterpart originals, in which case the effect shall be the same as if both Parties had executed the same document. Neither Party shall be liable to the other Party for any failure to perform hereunder due to a force majeure event. If any provision of this Spectrum Lease Agreement is determined invalid or illegal, such provision shall be fully severable, and the remainder of the Spectrum Lease Agreement shall remain in full force and effect. Any notice or communication must be in writing and given by depositing the same in the U.S. mail, addressed to the Party to be notified at the address first listed above, postage prepaid and registered or certified with return receipt requested or mailing the same via overnight delivery, or by delivering the same in person. The Parties agree that they shall not bind each other to any contract with third parties which might create liability in either Party for damages arising out of the transaction contemplated herein. This Spectrum Lease Agreement does not constitute and shall not be construed as constituting an agency, a partnership or joint venture between the Parties, and neither Party shall have the right to obligate or bind the other Party in any manner whatsoever, and nothing herein contained shall give or is intended to give any rights of any kind to any third persons. Nothing herein authorizes, or is intended to authorize, either Party to execute any document for or on behalf of the other Party. The representations, warranties, covenants and agreements made by each Party shall survive termination or expiration of this Spectrum Lease Agreement, and shall be fully enforceable at law or in equity against such other Party and its successors and assigns for a period of two (2) years after such termination or expiration. The rights and obligations under this Spectrum Lease Agreement shall survive any merger or sale of a

Party and shall be binding upon the successors and permitted assigns of each Party. Time is of the essence in this Spectrum Lease Agreement.

         18. Applicable Law; Remedies.

                  (a) This Spectrum Lease Agreement shall be governed by and construed in accordance with the laws of the State of Illinois without reference to conflicts of laws rules that might require application of laws of another jurisdiction. Any suit, action, or proceeding with respect to this Spectrum Lease Agreement shall be brought in the courts of Cook County in the State of Illinois, or in the U.S. District Court for the Northern District of Illinois. The Parties hereby accept the exclusive jurisdiction of those courts for the purpose of any suit, action, or proceeding brought hereunder.

                  (b) All disputes under this Spectrum Lease Agreement, which cannot be resolved amicably, shall be submitted to binding arbitration under the then existing Commercial Arbitration Rules of the American Arbitration Association. Arbitration proceedings shall be held in Chicago, Illinois, or in a location mutually agreed upon by the Parties. The Parties may agree on an arbitrator; otherwise, there will be a panel of three (3) arbitrators, one (1) named in writing by each Party within twenty (20) days after either Party serves a notice of arbitration on the other Party, and the third named in writing by the other two (2) arbitrators so appointed by the Parties, within ten (10) days after the two (2) arbitrators selected by the Parties are named. No person financially interested in this Spectrum Lease Agreement or in either Party may serve as an arbitrator. The costs of the arbitration imposed by the arbitrators and the fees of the arbitrator or arbitrators shall be assessed against the losing party to the arbitration. The decision of the arbitrator or arbitrators will be final, conclusive, and binding on both Parties, and judgment thereon may be entered and enforced in any court of competent jurisdiction.

                  (c) Except as set forth in Section 18(b) herein with respect to arbitration of any disputes, each Party acknowledges and recognizes that a violation or threatened violation of the restrictions, agreements or covenants contained herein shall cause irreparable damage to the other Party, and that the other Party shall have no adequate remedy at law for such violation or threatened violation. Notwithstanding anything to the contrary contained herein, each Party agrees that the other Party shall be entitled, in addition to any other rights or remedies it might have, to obtain specific performance or injunctive relief in order to enforce this Spectrum Lease Agreement or prevent a breach or further breach of any specific provision hereof, without the necessity of proving actual damages. Such right to specific performance or injunction shall be in addition to the other Party's right to bring an action for damages or to exercise any other right or remedy available to the other Party as a result of any breach hereunder. The other Party shall be entitled to costs and expenses, including reasonable attorneys' fees, incurred in enforcing its rights under this Spectrum Lease Agreement.

         IN WITNESS WHEREOF, the Parties hereto have executed this Spectrum Lease Agreement as of the date first above written.

CHAMPION COMMUNICATION SERVICES, INC.       ESP WIRELESS TECHNOLOGY GROUP, INC.


By:                                         By:
    ---------------------------------           --------------------------------
Name:                                       Name:
Title:                                      Title:
Date:                                       Date:


By:
    --------------------------------
Name:
Title:
Date:

                                   SCHEDULE A

                            LICENSES AND FREQUENCIES

       Frequency             Call Sign                  Location                    Exp. Date
       ---------             ---------                  --------                    ---------
       471.4125               WPPW614                    Sears                      02/14/05
       471.4125               WPPW614                    Aurora                     02/14/05
       471.4125               WPPW614                 Lake Zurich                   02/14/05
       471.4125               WPPW614                    Mokena                     02/14/05
       471.4875               WPKM555                 Lake Zurich                   04/23/12
       471.4875               WPKM555                    Mokena                     04/23/12
       471.5000               WPTH688                    Sears                      10/04/11
       471.5375                WIL751                    Sears                      03/09/04
       471.6500               WPTH688                    Sears                      10/04/11
       471.7375                WIM333                    Sears                      07/10/05
       471.7625               WPQB918                    Aurora                     05/16/05
       471.7625               WPQB918                   Hammond                     05/16/05
       471.8375                KVK228                    Aurora                     02/28/14
       471.8375                KVK228                 Lake Zurich                   02/28/14
       471.8375                KVK228                    Mokena                     02/28/14
       471.8625                WIM783                    Sears                      05/07/11
       472.1125                WIM783                    Sears                      05/07/11
       472.1625               WPKK839                    Mokena                     03/26/12
       472.3875                WIM310                    Mokena                     04/14/05
       472.3875                WIM310                 Lake Zurich                   04/14/05
       472.4125                WIM334                    Sears                      04/06/05
       472.5375               WPMJ589                    Sears                      08/13/13
       472.5375               WPMJ589                 Lake Zurich                   08/13/13
       472.5375               WPMJ589                    Aurora                     08/13/13
       472.5625               WPQY721                    Sears                      12/05/05
       472.5625               WPQY721                 Lake Zurich                   12/05/05
       472.5625               WPQY721                    Aurora                     12/05/05
       472.5625               WPQY721                    Mokena                     12/05/05
       472.5625               WPQY721                   Hammond                     12/05/05
       472.6375                WIM331                    Sears                      04/18/05
       472.8375                KUR418                    Sears                      06/01/13
       472.8500               WPTH688                    Sears                      10/04/11
       476.9625               WPSK972                    Sears                      06/06/11
       472.4625               WPTK957                 Delray Beach                  10/23/11
       472.7625               WPPX945                 Delray Beach                   3/8/05
       454.0250               WPOJ468                 Jacksonville                   4/1/09
       454.1250               WPOJ468                 Jacksonville                   4/1/09
       454.2500               WPOJ468                 Jacksonville                   4/1/09
       454.3000               WPOJ468                 Jacksonville                   4/1/09
       454.1000               WPOJ498                St. Augustine                   4/1/09
       454.5250               KNKJ682                 Jacksonville                   4/1/09
       454.5250               KNKJ682               Fernandina Beach                 4/1/09
       454.5250               KNKJ682                 Jacksonville                   4/1/09
       454.5250               KNKJ682              Jacksonville Beach                4/1/09
       454.6000               KNKM267              Jacksonville Beach                4/1/09
       454.6000               KNKM267              Jacksonville Beach                4/1/09
       454.6000               KNKM267                 Jacksonville                   4/1/09

                                   SCHEDULE E

                              MANAGEMENT AGREEMENT

         This Management Agreement is made and entered into as of this 27th day of December, 2004, by and between Champion Communication Services, Inc., whose primary address is 1610 Woodstead Court, Suite 330, The Woodlands, Texas 77380 ("Licensee"), and ESP Wireless Technology Group, Inc., whose primary address is 9126 Ogden Avenue, Brookfield, Illinois 60513 ("Manager"). Manager and Licensee may be referred to herein individually as a "Party" and collectively as "Parties."

                                    RECITALS

         WHEREAS, Licensee is the licensee under the Federal Communications Commission ("FCC") licenses ("Licenses") listed on Schedule A; and

         WHEREAS, pursuant to an Asset Purchase Agreement executed as of even date herewith by the Parties, Licensee has agreed to assign the Licenses to Manager and Manager has agreed to assume the Licenses from Licensee upon receipt of all requisite FCC approvals ("FCC Consent"); and

         Whereas, Licensee desires that Manager manage the Stations, consistent with all applicable FCC laws, rules and regulations ("Applicable Laws"), on behalf of and for the benefit of Licensee; and

         Whereas, Manager desires to manage the Stations, consistent with all Applicable Laws, on behalf of and for the benefit of Licensee.

         NOW, THEREFORE, in consideration of the premises and covenants hereinafter set forth, and for good and valuable consideration the sufficiency of which is hereby acknowledged, the Parties agree as follows:

         1. Recitals. The foregoing Recitals are true and correct and form a part of this Management Agreement.

         2. Definitions. The capitalized terms used, but not otherwise defined herein, shall have the meanings given to them in the Asset Purchase Agreement.

         3. Effective Date; Term. This Management Agreement will take effect on the date hereof ("Effective Date") and will expire on the earlier of (i) the Closing on the Asset Purchase Agreement; (ii) one hundred eighty (180) days from the Effective Date ("Initial Term"); provided, however, that this Management Agreement will be renewed automatically at the end of the Initial Term for an additional one hundred eighty (180) day term ("Renewal Term") if not already terminated pursuant to Section 14 below, and provided that the Renewal Term does not extend beyond the term of any of the Licenses (hereinafter, the Initial Term and any Renewal Term, collectively, "Term"); or (iii) termination of this Management Agreement in accordance with Section 14 below.

         4. Obligations.

                  (a) Manager's Obligations: Consistent with the Applicable Laws, Manager will provide complete system management services on behalf of Licensee for the Stations. In carrying out these obligations, Manager shall not engage in any operational, budget, personnel or technical activities with respect to the Stations without involving Licensee in all related decision-making activities and without first obtaining Licensee's written consent. Manager will have exclusive rights to operate the Stations during the Term. At its own expense, Manager will be totally responsible for all operational, engineering, maintenance, repair and other services needed to operate and maintain the Stations. Licensee, on the Effective Date, shall make available to Manager all equipment and information needed to operate the Stations. Notwithstanding anything to the contrary herein, the Purchased Assets shall not be conveyed by Licensee to Manager until the Closing.

                  (b) Owner's Obligations: Consistent with the Applicable Laws, Licensee, as licensee of the Stations, shall exercise complete control thereof and shall be completely responsible for their operation.

         5. Assumption of Liabilities. Neither Party is assuming or will be responsible for any of the other Party's liabilities or obligations, including customer obligations, except as required by the FCC and this Management Agreement. Each Party will bear its own legal, accounting and brokerage expenses in connection with this Management Agreement.

         6. Compensation. As compensation for the rights granted hereunder, Manager will pay Licensee the monthly fee of ten dollars ($10.00), due and payable on the first business day of each month ("Due Date"), with the first fee payment due on the first business day of the first full month following the Effective Date.

         7. Revenues and Expenses. During the Term, Manager will pay all expenses and costs of the operation of Stations, including, but not limited to, any and all federal, state and local taxes related to the equipment it uses to operate the Stations, any sales or other taxes associated with providing service on the Stations, site rental, maintenance, utilities, and all other recurring and nonrecurring costs and expenses. From the Effective Date until this Management Agreement is terminated, Licensee shall not be responsible for any expenses or costs incurred to operate the Stations. Manager will be entitled to all revenue derived from the operation of the Stations during the Term.

         8. Regulatory Compliance. The Parties agree and covenant to comply with all Applicable Laws, and specifically represent and agree to the following:

                  (a) Licensee and Manager are familiar with the Applicable Laws regarding a wireless service licensee's responsibility relating to the Stations, and agree to comply with all such Applicable Laws.

                  (b) Neither Manager nor Licensee will represent itself as the legal representative of the other before the FCC or any party, but will cooperate with each other with respect to FCC matters concerning the Licenses or the Stations.

                  (c) The Parties recognize that this Management Agreement does not constitute an assignment, sale or transfer of the Licenses.

                  (d) Licensee has primary responsibility for complying and will comply at all times with the Applicable Laws. Manager will comply at all times with the Applicable Laws. This Management Agreement may be revoked, cancelled, or terminated by either party or the FCC if the other party fails to comply with any Applicable Law.

                  (e) Licensee will interact with the FCC on matters regarding the Stations, and cause the preparation and submission to the FCC or any other relevant authority of all reports, filings or other documents requested by the FCC or are otherwise required of a licensee of the Stations.

                  (f) Licensee will maintain on file all information relating to the Stations that must be maintained by Licensee under the Applicable Laws.

                  (g) Manager will be subject to the same license use and frequency operation restrictions and Applicable Laws under the Licenses as Licensee would be, including, but not limited to restrictions and Applicable Laws pertaining to operation, interference, and safety.

                  (h) If any of the Licenses is revoked or cancelled, terminated, or otherwise ceases to be in effect, Manager will have no continuing authority or right to operate the affected Stations.

         9. Covenants. During the Term: (i) Licensee will not permit any liens, encumbrances, or short space agreements to attach to the Licenses or the Stations; (ii) Neither Party shall take or omit to take any action that would result in revocation, cancellation, or termination of any of the Licenses or in the imposition by the FCC of any condition on a License that would have a material adverse affect thereon; (iii) Manager shall cooperate with Licensee in its fulfillment of all obligations including, but not limited to, its obligations under Section 8 herein; and (iv) neither Party will take any action contrary to those permitted, or fail to take any action which would jeopardize the rights of the other Party under this Management Agreement.

         10. Representations and Warranties of Licensee. Licensee hereby represents and warrants as follows: (i) this Management Agreement constitutes the valid and binding obligation of Licensee entered into freely and in accordance with Licensee's business judgment and is enforceable in accordance with its terms; (ii) this Management Agreement has been duly authorized and approved by all required corporate action of Licensee; (iii) neither the execution nor the delivery of this Management Agreement, nor the completion of the transaction contemplated hereby, will conflict with or result in any violation of or constitute a default under any material agreement, mortgage, indenture, license, permit, lease or other instrument, judgment, decree, order, law or regulation by which Licensee is bound; (iv) Licensee is the lawful, beneficial and exclusive licensee of the Licenses; (v) neither the Licenses nor the Stations are subject to any agreement or understanding whatsoever with any third party; (vi) the Licenses are valid and in good standing with the FCC: and
(vii) there is no pending or, to the best of Licensee's knowledge, threatened action by the FCC or any other governmental agency or third party to suspend, revoke, terminate or challenge any of the Licenses. Each of Licensee's representations and warranties will survive the termination of this Management Agreement for a period of two (2) years.

         11. Representations and Warranties of Manager. Manager hereby represents and warrants to Licensee as follows: (i) this Management Agreement constitutes the valid and binding obligation of Manager entered into freely and in accordance with Manager's business judgment and enforceable in accordance with its terms; (ii) this Management Agreement has been duly authorized and approved by all required action of Manager; (iii) neither the execution nor the delivery of this Management Agreement, nor the completion of the transaction contemplated hereby, will conflict with or result in any material violation of or constitute a material default under any term of the articles of incorporation or by-laws of Manager or any agreement, mortgage, indenture, license, permit, lease or other instrument, judgment, decree, order, law or regulation by which Manager is bound; and (iv) Manager has the requisite financial resources to accomplish the obligations set forth in this Management Agreement. Each of Manager's representations and warranties will survive the termination of the Management Agreement for a period of two (2) years.

         12. Confidentiality and Non-Disclosure.

                  (a) Confidentiality of the Terms of this Management Agreement. The terms of this Management Agreement that are not otherwise required to be disclosed to the FCC will be kept strictly confidential by the Parties and their agents, which confidentiality will survive the termination or expiration of this Management Agreement for a period of two (2) years. The Parties may make disclosures as required by law and to employees, shareholders, agents, attorneys and accountants (collectively, "Agents"), provided, however, that the Parties will cause all Agents to honor the provisions of this Section 12. The Parties will submit a confidentiality request with the FCC in the event the FCC requests a copy this Management Agreement or any information regarding the terms thereof from either of the Parties.

                  (b) Non-Disclosure of Confidential Information. It is contemplated that, during the Term, the Parties may supply and/or disclose to each other information identified as Confidential by the disclosing Party ("Information"). The Information will, during the Term and for a period of two
(2) years subsequent to the
termination or expiration of this Management Agreement, be kept confidential by the Parties, and not be used by the receiving Party in any way detrimental to the disclosing Party. The receiving Party will be responsible for any improper use of the Information by it or any of its employees, representatives or agents. Each person to whom such Information is properly disclosed must be advised of its confidential nature and must agree to abide by the terms of this Section 12(b).

                           (i) Exclusions. The Information will not include any
                  information which becomes published or is in the public domain by other than an unauthorized disclosure by the Parties, their employees, representatives or agents.

                           (ii) Remedy for Breach. As a violation by the
                  receiving Party of the provisions of this Section 12(b) could cause irreparable injury to disclosing Party and there may be no adequate remedy at law for such violation, the disclosing Party will have the right, in addition to any other remedies available to it at law or in equity, to enjoin the receiving Party in a court of equity from further violating the provisions.

         13. Indemnification.

                  (a) Indemnification by Licensee. Licensee shall defend, indemnify and hold Manager, its officers and its directors (collectively, the "Indemnified Manager Group") harmless from and against all direct losses, liabilities, damages, costs or expenses (including reasonable attorney's fees, penalties and interest) payable to or for the benefit of, or asserted by, any party resulting from, arising out of, or incurred as a result of any act or omission of Licensee with respect to the transaction contemplated hereby, including, without limitation: (a) the breach of any representation, warranty or covenant made by Licensee herein or in accord herewith; (b) any claim brought against Manager by customers, employees or agents of Licensee, or any other person or entity arising from dealings between Licensee and such entities or persons (that are not related to Licensee's obligations under this Management Agreement) or otherwise relating to Licensee or Licensee's business; or (c) any litigation, proceeding or governmental investigation commenced before the Effective Date arising out of the business of operating the Stations.

                  (b) Indemnification by Manager. Manager shall defend, indemnify and hold Licensee, its officers and its directors (collectively, the "Indemnified Licensee Group") harmless from and against all direct losses, liabilities, damages, costs or expenses (including reasonable attorney's fees, penalties and interest) payable to or for the benefit of, or asserted by, any party resulting from, arising out of, or incurred as a result of any act or omission of Manager with respect to the transaction contemplated hereby, including, without limitation: (a) the breach of any representation, warranty or covenant made by Manager herein or in accord herewith; (b) any claim brought against Licensee by customers, employees, or agents of Manager, or any other person or entity, arising from dealings between Manager and such entities or persons (that are not related to Licensee's obligations under this Management Agreement) or otherwise relating to the use or operation of the Stations by Manager; or (c) any litigation, proceeding or governmental investigation commenced on or after the Effective Date arising out of the business of operating the Stations.

                  (c) Notice of Claims. A Party (the "Indemnified Party") shall give prompt written notice to the other Party (the "Indemnifying Party") of any claim against the Indemnified Party which might give rise to a claim by it against the Indemnifying Party based upon the indemnity provisions contained herein, stating the nature and basis of the claim and the actual or estimated amount thereof; provided, however, that failure to give such notice shall not affect the obligation of the Indemnifying Party to provide indemnification in accord with the provisions of this Section 13 unless, and only to the extent that, such Indemnifying Party is actually prejudiced thereby.

                  (d) Right to Defend. In the event that any action, suit or proceeding is brought against any member of the Indemnified Manager Group or the Indemnified Licensee Group with respect to which any Party may have liability under the indemnification provisions contained herein: (a) the Indemnifying Party shall have the right, at its sole cost and expense, to defend such action in the name of or on behalf of the Indemnified Party; (b) in connection with any such action, suit or proceeding, the Parties shall render to each other such assistance as reasonably may be required in order to ensure the proper and adequate defense of any such action, suit or proceeding; and (c) an Indemnified Party shall have the right to retain its own counsel, with the fees and expenses to be paid by the Indemnifying Party, if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate because of actual or potential differing interests between such Indemnified Party and any other party represented by such counsel.

                  (e) Settlement. Neither Party shall make any settlement of any claim which might give rise to liability of the other Party under the indemnification provisions contained herein without the written consent of such other Party, which consent such other Party covenants shall not be unreasonably withheld.

         14. Termination.

                  (a) This Management Agreement automatically will terminate upon the earlier of: (i) termination of the Asset Purchase Agreement; (ii) the Closing; (iii) expiration of the Term; or (iv) the loss, expiration without renewal, revocation, termination or cancellation of all the Licenses.

                  (b) This Management Agreement may be terminated by either Party upon material breach of the other Party after a thirty (30) day period for cure by the breaching Party following written notice of the breach.

         15. Effect of Termination. Upon the termination of this Management Agreement, each Party will pay all its own fees and expenses related to this Management Agreement and the transaction contemplated herein, and the Parties will have no further liability hereunder except by reason of any breach of this Management Agreement or of any representation, warranty or covenant contained herein occurring prior to the date of termination. Immediately upon termination of this Management Agreement, except termination under Section 14(a)(ii) above, Manager promptly will terminate all operation of the Stations. Any termination of this Management Agreement, however effected, will not release either Party from any liability or other consequences arising from any breach or violation by that Party of the terms of this Management Agreement prior to the effective time of the termination.

         16. Miscellaneous. This Management Agreement is the entire agreement between the Parties with respect to the subject matter herein and supersedes all prior agreements. This Management Agreement may not be assigned to any third party or amended, and no provisions herein may be waived, without the prior written consent of both Parties. This Management Agreement may be executed in counterpart originals, in which case the effect shall be the same as if both Parties had executed the same document. Neither Party shall be liable to the other Party for any failure to perform hereunder due to a force majeure event. If any provision of this Management Agreement is determined invalid or illegal, such provision shall be fully severable, and the remainder of the Management Agreement shall remain in full force and effect. Any notice or communication must be in writing and given by depositing the same in the U.S. mail, addressed to the Party to be notified at the address first listed above, postage prepaid and registered or certified with return receipt requested or mailing the same via overnight delivery, or by delivering the same in person. The Parties agree that they shall not bind each other to any contract with third parties which might create liability in either Party for damages arising out of the transaction contemplated herein. This Management Agreement does not constitute and shall not be construed as constituting an agency, a partnership or joint venture between the Parties, and neither Party shall have the right to obligate or bind the other Party in any manner whatsoever, and nothing herein contained shall give or is intended to give any rights of any kind to any third persons. Nothing herein authorizes, or is intended to authorize, either Party to execute any document for or on behalf of the other Party. The representations, warranties, covenants and agreements made by each Party shall survive termination or expiration of this Management Agreement, and shall be fully enforceable at law or in equity against such other Party and its successors and assigns for a period of two (2) years after such termination or expiration. The rights and obligations under this Management Agreement shall survive any merger or sale of a Party and shall be binding upon the successors and permitted assigns of each Party. Time is of the essence in this Management Agreement.

         17. Applicable Law; Remedies.

                  (a) This Management Agreement shall be governed by and construed in accordance with the laws of the State of Illinois without reference to conflicts of laws rules that might require application of laws of another jurisdiction. Any suit, action, or proceeding with respect to this Management Agreement shall be brought in the courts of Cook County in the State of Illinois, or in the U.S. District Court for the Northern District of Illinois. The Parties hereby accept the exclusive jurisdiction of those courts for the purpose of any suit, action, or proceeding brought hereunder.

                  (b) All disputes under this Management Agreement, which cannot be resolved amicably, shall be submitted to binding arbitration under the then existing Commercial Arbitration Rules of the American Arbitration Association. Arbitration proceedings shall be held in Chicago, Illinois, or in a location mutually agreed upon by the Parties. The Parties may agree on an arbitrator; otherwise, there will be a panel of three (3) arbitrators, one (1) named in writing by each Party within twenty (20) days after either Party serves a notice of arbitration on the other Party, and the third named in writing by the other two (2) arbitrators so appointed by the Parties, within ten (10) days after the two (2) arbitrators selected by the Parties are named. No person financially interested in this Management Agreement or in either Party may serve as an arbitrator. The costs of the arbitration imposed by the arbitrators and the fees of the arbitrator or arbitrators shall be assessed against the losing party to the arbitration. The decision of the arbitrator or arbitrators will be final, conclusive, and binding on both Parties, and judgment thereon may be entered and enforced in any court of competent jurisdiction.

                  (c) Except as set forth in Section 17(b) herein with respect to arbitration of any disputes, each Party acknowledges and recognizes that a violation or threatened violation of the restrictions, agreements or covenants contained herein shall cause irreparable damage to the other Party, and that the other Party shall have no adequate remedy at law for such violation or threatened violation. Notwithstanding anything to the contrary contained herein, each Party agrees that the other Party shall be entitled, in addition to any other rights or remedies it might have, to obtain specific performance or injunctive relief in order to enforce this Management Agreement or prevent a breach or further breach of any specific provision hereof, without the necessity of proving actual damages. Such right to specific performance or injunction shall be in addition to the other Party's right to bring an action for damages or to exercise any other right or remedy available to the other Party as a result of any breach hereunder. The other Party shall be entitled to costs and expenses, including reasonable attorneys' fees, incurred in enforcing its rights under this Management Agreement.

         IN WITNESS WHEREOF, the Parties hereto have executed this Management Agreement as of the date first above written.

CHAMPION COMMUNICATION SERVICES, INC.     ESP WIRELESS TECHNOLOGY GROUP, INC.


By:                                       By:
    ---------------------------------         ----------------------------------
Name:                                     Name:
Title:                                    Title:
Date:                                     Date:


By:
    ---------------------------------
Name:
Title:
Date:

                                   SCHEDULE A

                                    LICENSES

       Frequency             Call Sign               Location              Exp. Date
       ---------             ---------               --------              ---------
       935.1375               WPLP777                  Sears                11/12/12
       935.2000               WNWQ630                  Sears                09/03/12
       935.2375               WPML271                 Gilbert               09/01/13
       937.1500               WNWQ629                  Sears                06/21/11
       461.6750               WPBK943                 Batavia               01/11/13
       463.4750               WPBK943                 Batavia               01/11/13
       461.2250               WPBK943                 Batavia               01/11/13
       461.8750               WPBK943                 Aurora                01/11/13
       461.1500               WPCH518                 Chicago               09/11/12
       461.1750               WPCH518                 Chicago               09/11/12
       461.5500               WPCH518                 Chicago               09/11/12
       461.9750               WPGP543                 Chicago               02/17/05
       464.8000               WPGP543                 Chicago               02/17/05
       463.3500               WPBS277                 Chicago               02/18/13
       463.8500               WPGP543                 Chicago               02/17/05
       461.0750               WPCH518                 Chicago               09/11/12
       461.2250               WPCH518                 Chicago               09/11/12
       461.3750               WPCH518                 Chicago               09/11/12
       461.4500               WPGP543                 Chicago               02/17/05
       461.6250               WPCH518                 Chicago               09/11/12
       461.9000               WPGP543                 Chicago               02/17/05
       463.3000               WPBS277                 Chicago               02/18/13
       463.5000               WPBS277                 Chicago               02/18/13
       464.3000               WPBS277                 Chicago               02/18/13
       463.8250               WPIK959             Seward Township           09/22/05
       461.6750               WPCH518                 Chicago               09/11/12
       461.7250               WPCH518                 Chicago               09/11/12
       462.0000               WPCH518                 Chicago               09/11/12
       471.3625                WIM216                 Aurora                10/10/05
       471.4375               WPRF650                 Aurora                08/30/05
       471.7875                WIM418                 Mokena                06/11/11
       471.8125               WPPH306                  Sears                12/22/04
       471.8875                WAC835                 Aurora                10/04/04
       471.9125                WIM279                  Sears                05/30/05
       471.9125               WPYF834               LaPorte, IN             08/04/13
       471.9375               WPQG661                  Sears                07/10/05
       471.9375               WPQG661                 Aurora                07/10/05
       472.0125               WPPW446                  Sears                02/09/05
       472.0125               WPPW446                 Aurora                02/09/05
       472.0125               WPPW446               Lake Zurich             02/09/05
       472.0125               WPPW446                 Mokena                02/09/05
       472.0375                WIM335                 Aurora                04/18/05
       472.0375                WIM335                  Sears                04/18/05

                                   Schedule A

       472.0375                WIM335               Lake Zurich             04/18/05
       472.0375                WIM335                 Mokena                04/18/05
       472.0625                WIM330                 Aurora                04/18/05
       472.0875               WPKK836                 Mokena                03/26/12
       472.1625               WPYF834               LaPorte, IN             08/04/13
       472.1875               WPQG662                  Sears                07/10/05
       472.1875               WPQG662                 Aurora                07/10/05
       472.2375                WIM351                  Sears                04/24/05
       472.4375                WIM309                 Aurora                04/14/05
       472.6625               WPMS683                 Aurora                12/02/13
       472.6875                WIM356                 Aurora                04/24/05
       472.7625                WIM337                  Sears                04/18/05
       472.7625                WIM337                 Mokena                04/18/05
       472.7875                WIM308               Lake Zurich             04/05/05
       472.7875                WIM308                 Mokena                04/05/05
       472.9875                WIM226                 Aurora                03/01/11
       472.9875                WIM226               Lake Zurich             03/01/11
       472.9875                WIM226                 Mokena                03/01/11
       472.9875                WIM226                 Hammond               03/01/11






                                   Schedule A